UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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AR Capital Acquisition Corp.

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AR CAPITAL ACQUISITION CORP.
405 Park Avenue, 14th Floor
New York, New York 10022

To our Stockholders and Public Warrantholders:

You are cordially invited to attend the special meeting of stockholders and special meeting of public warrantholders of AR Capital Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, to be held at 10:00 a.m. and 10:15 a.m., respectively, local time, at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 on Thursday, October 6, 2016.

At the special meeting of stockholders, our stockholders will be asked to consider and vote upon the following six proposals:

(1)	a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company must complete a business combination (the “Termination Date”) from October 7, 2016 (the “Current Termination Date”) to (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017 (the “Extended Termination Date” and such Charter amendment, the “Extension Amendment”);
(2)	a proposal to amend the Company’s Charter (i) to effect a reverse stock split of its common stock, only if there are greater than 10,000,000 shares of our common stock initially sold as part of the units (“public shares”) in the Company’s initial public offering (the “IPO”) outstanding immediately after the completion of any redemptions of public shares in connection with the Extension Amendment, using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of public shares to 10,000,000 (the “Reverse Stock Split”), and (ii) to permit the withdrawal of funds from the trust account established in connection with the IPO (the “trust account”) to pay the cash dividend described in the Trust Dividend Withdrawal Amendment proposal below (the “Reverse Stock Split/Withdrawal Amendment”);
(3)	a proposal to amend the Company’s Charter to change the Company’s name from “AR Capital Acquisition Corp.” to “Axar Acquisition Corp.” (the “Name Change Amendment”);
(4)	a proposal to amend the Investment Management Trust Agreement, dated as of October 1, 2014 (the “trust agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), to extend the date on which the trustee must commence liquidation of the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal of funds from the trust account to pay holders of public shares (“public stockholders”) who properly exercise their redemption rights in connection with the Extension Amendment (the “Trust Extension Amendment”);
(5)	a proposal to amend the trust agreement to permit the withdrawal of funds from the trust account to pay a cash dividend to be declared by our board of directors on the common stock outstanding, which will be payable immediately after and only if the Reverse Stock Split is effected, in an amount per outstanding share equal to (i) the amount of cash held in the trust account in excess of $100,000,000 after giving effect to redemptions in connection with the Extension Amendment, divided by (ii) 10,000,000 (the “Trust Dividend Withdrawal Amendment”); and
(6)	a proposal to adjourn the special meeting of stockholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of stockholders, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Stockholder Adjournment”).

Each proposal is more fully described in the accompanying proxy statement.

The purpose of the proposals for the Extension Amendment, Reverse Stock Split/Withdrawal Amendment, Name Change Amendment, Trust Extension Amendment and Trust Dividend Withdrawal

Amendment (collectively, the “Charter and Trust Proposals”) is to allow the Company more time to complete an initial business combination and to reflect the Company’s new management (described below). The purpose of effecting the Reverse Stock Split followed by the cash dividend in the circumstances described herein is to reduce the number of public shares to no more than 10,000,000 and the amount of cash held in the trust account to no more than $100,000,000, which the Company believes is the appropriate amount of investment by public stockholders in the Company with which to seek an initial business combination.

The Charter and Trust Proposals, if approved, will become effective upon the closing of the transactions contemplated by the Transfer Agreement (as defined below).

At the special meeting of public warrantholders, our public warrantholders will be asked to consider and vote on a proposal, which we refer to as the “Warrant Amendment Proposal,” to approve an amendment to the Warrant Agreement, dated as of October 1, 2014 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide (i) for the conversion, upon the consummation of a business combination, of all of the 12,000,000 outstanding warrants included as part of the units sold in the IPO (the “public warrants”) into the right to receive $0.15 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants and (ii) for the increase in the exercise price of the Private Placement Warrants (defined below) from $11.50 to $12.50 per share (subject to further adjustment as provided therein). If the Warrant Amendment Proposal is approved, only the public warrants that were issued as part of the units in the Company’s IPO will be converted into the right to receive cash or shares of the Company’s common stock. The Private Placement Warrants (defined below) and the new warrants to be issued in a dividend following completion of the actions contemplated by the Charter and Trust Proposals, as described below, will not be converted. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless. Our public warrantholders will also be asked to consider and vote on a proposal, which we refer to as the “Warrantholder Adjournment Proposal,” to adjourn the special meeting of public warrantholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of public warrantholders, there are not sufficient votes to approve the Warrant Amendment Proposal.

The Company’s IPO prospectus and Charter provide that the Company has until October 7, 2016 to complete an initial business combination. Since the completion of the IPO, we have been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of our IPO, we began to search for an appropriate business combination target. During the process, we relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. Notwithstanding these efforts, we have been unable to locate a suitable target business.

On September 16, 2016, we entered into an agreement (the “Transfer Agreement”) with AR Capital, LLC, our current sponsor which holds 5,947,827 shares of our common stock we issued to it prior to the IPO (the “founder shares”) and 6,550,000 warrants we issued to it in a private placement concurrently with our IPO (the “Private Placement Warrants”), and Axar Master Fund Ltd. (“AXAR”), our new sponsor, pursuant to which AR Capital, LLC agreed to transfer to AXAR all of its the founder shares and Private Placement Warrants, subject to the approval of the Charter and Trust Proposals and other customary closing conditions, in exchange for the payment by AXAR of (i) $10.00 payable in cash on the first business day following the approval of the Charter and Trust Proposals and (ii) an additional amount, payable in cash upon the consummation of our initial business combination, equal to 2.5% of the amount of cash held in the trust account immediately following the completion of any and all redemptions of public shares in connection with the Extension Amendment and the payment of the cash dividend in connection with the Reverse Stock Split, if any, provided that such amount shall not be less than $1,000,000 nor more than $2,500,000. It is a closing condition under the Transfer Agreement that there be at least $25 million in the trust account after giving effect to any redemptions by public stockholders in connection with the Extension Amendment.

AXAR is an affiliate of Axar Capital Management L.P. (“Axar Capital”), an alternative investment manager focused on value-oriented and opportunistic investing with expertise across various asset classes and industries in the United States and Canada. Headquartered in New York City, Axar Capital was founded by Andrew Axelrod, the former co-head of North America for Mount Kellett Capital Management. Axar Capital’s investment team focuses on opportunities across the capital structure and multiple sectors. Axar Capital seeks attractive prices relative to intrinsic value and invests in event-driven situations with clear catalysts and asymmetric return potential. Axar Capital has extensive experience with bankruptcies and restructuring, and seeks to utilize these processes to identify investment opportunities.

We will seek to capitalize on the substantial deal sourcing, investing and operating expertise of AXAR and our new management team to identify and complete a business combination with one or more businesses with an over-levered capital structure or that otherwise would benefit from a restructuring, although we may pursue business combination opportunities in other circumstances.

AXAR and the Company’s independent directors have agreed to waive their rights to receive the cash dividend which may be declared in connection with the Reverse Stock Split, if any, with respect to their founder shares.

Under the Transfer Agreement, AXAR has agreed to support the Company’s initial business combination by committing to purchase at least $100 million of shares of common stock of the Company in connection with the Company’s initial business combination, at a price per share of $10.00.

Our board of directors also (i) appointed Andrew Axelrod as a member of our board of directors, Mr. Axelrod as Chief Executive Officer and Executive Chairman and Lionel Benichou as Chief Financial Officer of the Company (such new officers and director collectively referred to herein as the “New Management”) and (ii) accepted the resignations of Nicholas Schorsch (as Chairman of the Board of Directors), William M. Kahane (as Chief Executive Officer and director) and Nicholas Radesca (as Chief Financial Officer), in each case effective upon approval of the Charter and Trust Proposals and the closing of the transactions contemplated by the Transfer Agreement. Our board of directors believes this change in our management will give us a better chance to consummate a business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Termination Date in order for the New Management to have sufficient time to propose a business combination opportunity to our stockholders.

Public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how or whether such public stockholders vote on the Charter and Trust Proposals. If the Charter and Trust Proposals are approved, the remaining holders of public shares who do not make the Election will retain their right to redeem their public shares upon consummation of a proposed business combination and would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date.

AXAR has agreed to forfeit to the Company upon consummation of our initial business combination the number of founder shares equal to the excess (if positive) of (i) 6,000,000 over (ii) 25% of the sum of (a) the total number of public shares outstanding immediately following the completion of the actions contemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment, plus (b) the excess of (x) the total number of shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any shares or equity-linked securities exercisable for or convertible into shares of common stock issued, or to be issued, to any seller in the initial business combination or to AXAR or its affiliates, over (y) the number of public shares redeemed by public shareholders in connection with our initial business combination. AXAR agreed to forfeit such founder shares in order to maintain the percentage ownership represented by the founder shares at 20% after giving effect to (i) the actions contemplated by the Charter and Trust Proposals, including any redemptions of public shares in connection with the Extension Amendment, and (ii) any sales of additional equity or equity-linked securities in connection with an initial business combination (other than to the seller of the target company or AXAR or its affiliates). In addition, AXAR has also agreed to forfeit to the Company upon consummation of the Company's initial business combination a percentage of Private Placement Warrants equal to the percentage of founder shares to be forfeited pursuant to the foregoing.

If the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, AXAR has agreed to lend us on January 1, 2017 and on the first business day of each of the following three fiscal quarters commencing thereafter (or, if the Extended Termination Date is October 1, 2017, the following two fiscal quarters commencing thereafter) the lesser of (i) $0.05 multiplied by the number of outstanding public shares following the completion of the actions contemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment and the Reverse Stock Split and (ii) $250,000 (the “Trust Loans”), which amounts will be deposited in the trust account. AXAR has also agreed to lend us up to $2 million for working capital and other expenses (the “Working Capital Loan” and together with the Trust Loans, the “Loans”). Accordingly, if the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, the redemption price per share in connection with an initial business combination or liquidation will be approximately $10.00 per share plus the pro rata amount of the Trust Loans deposited in the trust account at the time of such initial business combination or liquidation, in comparison to the current redemption price of approximately $10.00 per share if the Charter and Trust Proposals are not approved. The Loans are conditional upon the approval of the Charter and Trust Proposals and the consummation of the transactions contemplated by the Transfer Agreement, will be non-interest bearing and repayable by us to AXAR upon consummation of an initial business combination.

On September 16, 2016, the Company and Citigroup Global Markets Inc., the representative of the underwriters of the IPO (the “underwriters”), entered into an amendment to the underwriting agreement for the IPO pursuant to which the underwriters have agreed to adjust the deferred underwriting discount payable upon the consummation of an initial business combination to be equal to 2.4% of the amount held in the trust account immediately after giving effect to the redemptions of public shares in connection with the Extension Amendment and the dividend paid in connection with the Reverse Stock Split, if any.

In addition, in order to incentivize our public stockholders not to redeem their shares in connection with the Extension Amendment, our board of directors intends to declare a dividend on our common stock to stockholders as of a record date following completion of the actions contemplated by the Charter and Trust Proposals consisting of one-half of one warrant per share of common stock, with each whole warrant exercisable to purchase one share of common stock at $12.50 per share (each a “new warrant”). The new warrants will not be exercisable until the later of (i) the date that is 30 days after the first date on which the Company completes an initial business combination and (ii) the date that is 12 months from the date the new warrants are issued, and will otherwise have the same terms and conditions as the public warrants without giving effect to the Warrant Amendment Proposal. As a result, for each share of common stock held as of the record date for the warrant dividend, the holder thereof will receive one-half of one new warrant. The Company currently expects the record date to be October 11, 2016. The new warrants are expected to be quoted on the OTC market. Under the Transfer Agreement, AXAR has agreed to waive its right to receive such dividend with respect to its founder shares and any rights or adjustments to its Private Placement Warrants under the Warrant Agreement in respect of such dividend.

If the Warrant Amendment Proposal is approved and the Company consummates an initial business combination, the public warrants will be exchanged for cash and/or shares of common stock described above, and public warrantholders will cease to have any rights with respect to the public warrants (other than the right to receive such cash and/or stock consideration), including, without limitation, any rights pursuant to Section 4.1.2 of the Warrant Agreement, which provides for a decrease in the exercise price of the public warrants in connection with the payment of certain dividends, such as the dividends or distributions that will be made to public stockholders as described herein.

The Company estimates that the per-share price at which public shares will be redeemed for cash held in the trust account for those public stockholders who make the Election will be approximately $10.00 at the time of the special meeting of stockholders. The closing price of the Company’s common stock on September 23, 2016 was $9.98. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Given the potential that a meaningful number of public shares may be redeemed in connection with the Extension Amendment, the board of directors believes that is in the Company’s best interest to eliminate the dilutive impact of the public warrants. Otherwise, the board of directors believes that the number of shares underlying the public warrants in proportion to the total capitalization would make the Company unattractive to potential target businesses and investors. The board of directors of the Company believes that, by eliminating the dilutive impact of the public warrants, the Warrant Amendment Proposal will increase the Company’s opportunities and attractiveness to potential target businesses and future investors if the Charter and Trust Proposals are approved. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless. If the Charter and Trust Proposals are approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, but the board of directors elects to waive such condition, then the public warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

If the Charter and Trust Proposals are not approved and we do not consummate a business combination by October 7, 2016, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The record date for the special meetings is September 20, 2016. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting of stockholders. On the record date, there were 30,000,000 shares of our common stock outstanding, 24,000,000 of which are public shares issued in our IPO and 6,000,000 of which are founder shares. Record holders of the Company’s public warrants at the close of business on the record date are entitled to vote or have their votes cast at the special meeting of public warrantholders. On the record date, there were 12,000,000 outstanding public warrants to purchase an aggregate of 12,000,000 shares of the Company’s common stock. The Company’s warrants do not entitle the holders thereof to vote on the Charter and Trust Proposals at the special meeting of stockholders.

The affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve each of the Extension Amendment, Trust Extension Amendment and Trust Dividend Withdrawal Amendment. The affirmative vote of a majority of the Company’s outstanding common stock as of the record date will be required to approve the Reverse Stock Split/Withdrawal Amendment and Name Change Amendment. Approval of the Stockholder Adjournment requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

The affirmative vote of fifty percent (50%) or more of the Company’s outstanding public warrants as of the record date will be required to approve the Warrant Amendment Proposal. Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the public warrants represented in person or by proxy at the special meeting of public warrantholders.

Enclosed is the proxy statement containing important information about the special meetings of stockholders and public warrantholders and the proposals. Please read it carefully and vote your shares at the special meeting of stockholders and vote your warrants at the special meeting or warrantholders.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSALS FOR THE EXTENSION AMENDMENT, THE REVERSE STOCK SPLIT/WITHDRAWAL AMENDMENT, THE NAME CHANGE AMENDMENT, THE TRUST EXTENSION AMENDMENT, THE TRUST DIVIDEND WITHDRAWAL AMENDMENT AND ANY STOCKHOLDER ADJOURNMENT AND THAT WARRANTHOLDERS VOTE “FOR” THE APPROVAL OF THE WARRANT AMENDMENT PROPOSAL AND ANY WARRANT ADJOURNMENT PROPOSAL.

In our board’s vote to approve the Charter and Trust Proposals and Warrant Amendment Proposal and recommend that our public stockholders and public warrantholders approve the Charter and Trust Proposals and Warrant Amendment Proposal, respectively, Messrs. Schorsch and Kahane recused themselves from such vote due to their interests in the transactions contemplated by the Transfer Agreement.

The members of the board of directors and officers of the Company have interests which are different than those of the holders of the public shares and the public warrants, as described in the accompanying proxy statement.

Your vote is very important. Whether or not you plan to attend the special meeting of stockholders or warrantholders, please return the applicable enclosed proxy card to vote your shares and/or warrants as soon as possible.

I look forward to seeing you at the meeting.

Dated:         , 2016

Sincerely,

William M. Kahane
Chief Executive Officer and Director
AR Capital Acquisition Corp.

AR CAPITAL ACQUISITION CORP.
405 Park Avenue, 14th Floor
New York, New York 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 6, 2016

TO THE STOCKHOLDERS OF AR CAPITAL ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of AR Capital Acquisition Corp. (the “Company”) will be held at 10:00 a.m., local time, at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 on Thursday, October 6, 2016. You are cordially invited to attend the special meeting of stockholders at which you will be asked to consider and vote upon the following six proposals:

(1)	a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company must complete a business combination (the “Termination Date”) from October 7, 2016 (the “Current Termination Date”) to (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017 (the “Extended Termination Date” and such Charter amendment, the “Extension Amendment”);
(2)	a proposal to amend the Company’s Charter (i) to effect a reverse stock split of its common stock, only if there are greater than 10,000,000 shares of our common stock initially sold as part of the units (“public shares”) in the Company’s initial public offering (the “IPO”) outstanding immediately after the completion of any redemptions of public shares in connection with the Extension Amendment, using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of public shares to 10,000,000 (the “Reverse Stock Split”), and (ii) to permit the withdrawal of funds from the trust account established in connection with the IPO (the “trust account”) to pay the cash dividend described in the Trust Dividend Withdrawal Amendment proposal below (the “Reverse Stock Split/Withdrawal Amendment”);
(3)	a proposal to amend the Company’s Charter to change the Company’s name from “AR Capital Acquisition Corp.” to “Axar Acquisition Corp.” (the “Name Change Amendment”);
(4)	a proposal to amend the Investment Management Trust Agreement, dated as of October 1, 2014 (the “trust agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), to extend the date on which the trustee must commence liquidation of the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal of funds from the trust account to pay holders of public shares (“public stockholders”) who properly exercise their redemption rights in connection with the Extension Amendment (the “Trust Extension Amendment”);
(5)	a proposal to amend the trust agreement to permit the withdrawal of funds from the trust account to pay a cash dividend to be declared by our board of directors on the common stock outstanding, which will be payable immediately after and only if the Reverse Stock Split is effected, in an amount per outstanding share equal to (i) the amount of cash held in the trust account in excess of $100,000,000 after giving effect to redemptions in connection with the Extension Amendment, divided by (ii) 10,000,000 (the “Trust Dividend Withdrawal Amendment”); and
(6)	a proposal to adjourn the special meeting of stockholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of stockholders, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Stockholder Adjournment”).

Each proposal is more fully described in the accompanying proxy statement.

The purpose of the proposals for the Extension Amendment, Reverse Stock Split/Withdrawal Amendment, Name Change Amendment, Trust Extension Amendment and Trust Dividend Withdrawal Amendment (collectively, the “Charter and Trust Proposals”) is to allow the Company more time to complete an initial business combination and to reflect the Company’s new management (described below). The purpose of effecting the Reverse Stock Split followed by the cash dividend in the circumstances described herein is to reduce the number of public shares to no more than 10,000,000 and the amount of cash held in the trust account to no more than $100,000,000, which the Company believes is the appropriate amount of investment by public stockholders in the Company with which to seek an initial business combination.

The Charter and Trust Proposals, if approved, will become effective upon the closing of the transactions contemplated by the Transfer Agreement (as defined below).

The Company is also holding a special meeting of its public warrantholders where our public warrantholders will be asked to consider and vote on a proposal, which we refer to as the “Warrant Amendment Proposal,” to approve an amendment to the Warrant Agreement, dated as of October 1, 2014 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide for (i) the conversion, upon the consummation of a business combination, of all of the 12,000,000 outstanding warrants included as part of the units sold in the IPO (the “public warrants”) into the right to receive $0.15 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants, and (ii) for the increase in the exercise price of the Private Placement Warrants (defined below) from $11.50 to $12.50 per share (subject to further adjustment as provided therein). If the Warrant Amendment Proposal is approved, only the public warrants that were issued as part of the units in the Company's IPO will be converted into the right to receive cash or shares of the Company’s common stock. The Private Placement Warrants (defined below) and the new warrants to be issued in a dividend following completion of the actions contemplated by the Charter and Trust Proposals, as described below, will not be converted. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless. If the Charter and Trust Proposals are approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, but the board of directors elects to waive such condition, then the public warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

The Company’s IPO prospectus and Charter provide that the Company has until October 7, 2016 to complete an initial business combination. Since the completion of the IPO, we have been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of our IPO, we began to search for an appropriate business combination target. During the process, we relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. Notwithstanding these efforts, we have been unable to locate a suitable target business.

On September 16, 2016, we entered into an agreement (the “Transfer Agreement”) with AR Capital, LLC, our current sponsor which holds 5,947,827 shares of our common stock we issued to it prior to the IPO (the “founder shares”) and 6,550,000 warrants we issued to it in a private placement concurrently with our IPO (the “Private Placement Warrants”), and Axar Master Fund Ltd. (“AXAR”), our new sponsor, pursuant to which AR Capital, LLC agreed to transfer to AXAR all of the founder shares and Private Placement Warrants, subject to the approval of the Charter and Trust Proposals and other customary closing conditions, in exchange for the payment of (i) $10.00 to be paid on the first business day following the approval of the Charter and Trust Proposals and (ii) an additional amount, payable in cash upon the consummation of our initial business combination, equal to 2.5% of the amount of cash held in the trust account immediately following the completion of any and all redemptions of public shares in connection with the Extension Amendment and the payment of the cash dividend in connection with the Reverse Stock Split, if any, provided that such amount shall not be less than $1,000,000 nor more than $2,500,000. It is a closing condition under the Transfer Agreement that there be at least $25 million in the trust account after giving effect to any redemptions by public stockholders in connection with the Extension Amendment.

AXAR is an affiliate of Axar Capital Management L.P. (“Axar Capital”), an alternative investment manager focused on value-oriented and opportunistic investing with expertise across various asset classes and industries in the United States and Canada. Headquartered in New York City, Axar Capital was founded by Andrew Axelrod, the former co-head of North America for Mount Kellett Capital Management. Axar Capital’s investment team focuses on opportunities across the capital structure and multiple sectors. Axar Capital seeks attractive prices relative to intrinsic value and invests in event-driven situations with clear catalysts and asymmetric return potential. Axar Capital has extensive experience with bankruptcies and restructuring, and seeks to utilize these processes to identify investment opportunities.

We will seek to capitalize on the substantial deal sourcing, investing and operating expertise of AXAR and our new management team to identify and complete a business combination with one or more businesses with an over-levered capital structure or that otherwise would benefit from a restructuring, although we may pursue business combination opportunities in other circumstances.

AXAR and the Company’s independent directors have agreed to waive their rights to receive the cash dividend which may be declared in connection with the Reverse Stock Split, if any, with respect to their founder shares.

Under the Transfer Agreement, AXAR has agreed to support the Company’s initial business combination by committing to purchase at least $100 million of shares of common stock of the Company in connection with the Company’s initial business combination, at a price per share of $10.00.

Our board of directors also (i) appointed Andrew Axelrod as a member of our board of directors, Mr. Axelrod as Chief Executive Officer and Executive Chairman and Lionel Benichou as Chief Financial Officer of the Company (such new officers and directors collectively referred to herein as the “New Management”) and (ii) accepted the resignations of Nicholas Schorsch (as Chairman of the Board of Directors), William M. Kahane (as Chief Executive Officer and director) and Nicholas Radesca (as Chief Financial Officer), in each case effective upon approval of the Charter and Trust Proposals and the closing of the transactions contemplated by the Transfer Agreement. Our board of directors believes this change in our management will give us a better chance to consummate a business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Termination Date in order for the New Management to have sufficient time to propose a business combination opportunity to our stockholders.

Public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how or whether such public stockholders vote on the Charter and Trust Proposals. If the Charter and Trust Proposals are approved, the remaining holders of public shares who do not make the Election will retain their right to redeem their public shares upon consummation of a proposed business combination and would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date.

AXAR has agreed to forfeit to the Company upon consummation of our initial business combination the number of founder shares equal to the excess (if positive) of (i) 6,000,000 over (ii) 25% of the sum of (a) the total number of public shares outstanding immediately following the completion of the actions contemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment, plus (b) the excess of (x) the total number of shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any shares or equity-linked securities exercisable for or convertible into shares of common stock issued, or to be issued, to any seller in the initial business combination or to AXAR or its affiliates, over (y) the number of public shares redeemed by public shareholders in connection with our initial business combination. AXAR agreed to forfeit such founder shares in order to maintain the percentage ownership represented by the founder shares at 20% after giving effect to (i) the actions contemplated by the Charter and Trust Proposals, including any redemptions of public shares in connection with the Extension Amendment, and (ii) any sales of additional equity or equity-linked securities in connection with an initial business combination (other than to the seller of the target company or AXAR or its affiliates). In addition, AXAR has also agreed to forfeit to the Company upon consummation of the Company's initial business combination a percentage of Private Placement Warrants equal to the percentage of founder shares to be forfeited pursuant to the foregoing.

If the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, AXAR has agreed to lend us on January 1, 2017 and on the first business day of each of the following three fiscal quarters commencing thereafter (or, if the Extended Termination Date is October 1, 2017, the following two fiscal quarters commencing thereafter) the lesser of (i) $0.05 multiplied by the number of outstanding public shares following the completion of the actions contemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment and the Reverse Stock Split and (ii) $250,000 (the “Trust Loans”), which amounts will be deposited in the trust account. AXAR has also agreed to lend us up to $2 million for working capital and other expenses (the “Working Capital Loan” and together with the Trust Loans, the “Loans”). Accordingly, if the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, the redemption price per share in connection with an initial business combination or liquidation will be approximately $10.00 per share plus the pro rata amount of the Trust Loans deposited in the trust account at the time of such initial business combination or liquidation, in comparison to the current redemption price of approximately $10.00 per share if the Charter and Trust Proposals are not approved. The Loans are conditional upon the approval of the Charter and Trust Proposals and the consummation of the transactions contemplated by the Transfer Agreement, will be non-interest bearing and repayable by us to AXAR upon consummation of an initial business combination.

On September 16, 2016, the Company and Citigroup Global Markets Inc., the representative of the underwriters of the IPO (the “underwriters”), entered into an amendment to the underwriting agreement for the IPO pursuant to which the underwriters have agreed to adjust the deferred underwriting discount payable upon the consummation of an initial business combination to be equal to 2.4% of the amount held in the trust account immediately after giving effect to the redemptions of public shares in connection with the Extension Amendment and the dividend paid in connection with the Reverse Stock Split, if any.

In addition, in order to incentivize our public stockholders not to redeem their shares in connection with the Extension Amendment, our board of directors intends to declare a dividend on our common stock to stockholders as of a record date following completion of the actions contemplated by the Charter and Trust Proposals consisting of one-half of one warrant per share of common stock, with each whole warrant exercisable to purchase one share of common stock at $12.50 per share (each a “new warrant”). The new warrants will not be exercisable until the later of (i) the date that is 30 days after the first date on which the Company completes an initial business combination and (ii) the date that is 12 months from the date the new warrants are issued, and will otherwise have the same terms and conditions as the public warrants without giving effect to the Warrant Amendment Proposal. As a result, for each share of common stock held as of the record date for the warrant dividend, the holder thereof will receive one-half of one new warrant. The Company currently expects the record date to be October 11, 2016. The new warrants are expected to be quoted on the OTC market. Under the Transfer Agreement, AXAR has agreed to waive its right to receive such dividend with respect to its founder shares and any rights or adjustments to its Private Placement Warrants under the Warrant Agreement in respect of such dividend.

If the Warrant Amendment Proposal is approved and the Company consummates an initial business combination, the public warrants will be exchanged for cash and/or shares of common stock described above, and public warrantholders will cease to have any rights with respect to the public warrants (other than the right to receive such cash and/or stock consideration), including, without limitation, any rights pursuant to Section 4.1.2 of the Warrant Agreement, which provides for a decrease in the exercise price of the public warrants in connection with the payment of certain dividends, such as the dividends or distributions that will be made to public stockholders as described herein.

The Company estimates that the per-share price at which public shares will be redeemed for cash held in the trust account for those public stockholders who make the Election will be approximately $10.00 at the time of the special meeting of stockholders. The closing price of the Company’s common stock on September 23, 2016 was $9.98. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter and Trust Proposals are not approved and we do not consummate a business combination by October 7, 2016, as contemplated by our IPO prospectus and in accordance with our the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Only holders of record of our common stock at the close of business on September 20, 2016 are entitled to notice of the special meeting of stockholders and to vote at the special meeting of stockholders and any adjournments or postponements of the special meeting of stockholders.

The affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve each of the Extension Amendment, Trust Extension Amendment and Trust Dividend Withdrawal Amendment. The affirmative vote of a majority of the Company’s outstanding common stock as of the record date will be required to approve the Reverse Stock Split/Withdrawal Amendment and Name Change Amendment. Approval of the Stockholder Adjournment requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Enclosed is the proxy statement contains important information about the special meeting of stockholders and the proposals. Please read it carefully and vote your shares at the special meeting of stockholders.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT, REVERSE STOCK SPLIT/WITHDRAWAL AMENDMENT, NAME CHANGE AMENDMENT, TRUST EXTENSION AMENDMENT, TRUST DIVIDEND WITHDRAWAL AMENDMENT AND ANY STOCKHOLDER ADJOURNMENT.

In our board’s vote to approve the Charter and Trust Proposals and Warrant Amendment Proposal and recommend that our public stockholders and public warrantholders approve the Charter and Trust Proposals and Warrant Amendment Proposal, respectively, Messrs. Schorsch and Kahane recused themselves from such vote due to their interests the transactions contemplated by the Transfer Agreement.

Note that the members of the board of directors and officers of the Company have interests which are different than those of the holders of the public shares and the public warrants.

I look forward to seeing you at the meeting.

Dated:         , 2016

By Order of the Board of Directors,

William M. Kahane
Chief Executive Officer and Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting of stockholders. You may also cast your vote in person at the special meeting of stockholders. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting of stockholders by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

IF YOU SUBMIT YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE EXTENSION AMENDMENT, REVERSE STOCK SPLIT/WITHDRAWAL AMENDMENT, NAME CHANGE AMENDMENT, TRUST EXTENSION AMENDMENT, TRUST DIVIDEND WITHDRAWAL AMENDMENT AND ANY STOCKHOLDER ADJOURNMENT.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 6, 2016: This notice of meeting and the accompanying proxy statement are available at www.[          ].com.

AR CAPITAL ACQUISITION CORP.
405 Park Avenue, 14th Floor
New York, New York 10022

NOTICE OF SPECIAL MEETING OF PUBLIC WARRANTHOLDERS
TO BE HELD ON OCTOBER 6, 2016

TO THE PUBLIC WARRANTHOLDERS OF AR CAPITAL ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that a special meeting of public warrantholders of AR Capital Acquisition Corp. (the “Company”), owning warrants originally issued in the Company’s initial public offering (the “public warrants”), will be held at 10:15 a.m., local time, at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 on Thursday, October 6, 2016. You are cordially invited to attend the special meeting of public warrantholders at which you will be asked to consider and vote upon the following proposals:

(1)	The Warrant Amendment Proposal — a proposal to approve an amendment to the Warrant Agreement, dated as of October 1, 2014 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide for (i) the conversion, upon the consummation of a business combination, of all of the 12,000,000 outstanding public warrants into the right to receive $0.15 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants, and (ii) for the increase in the exercise price of the Private Placement Warrants (defined below) from $11.50 to $12.50 per share (subject to further adjustment as provided therein) (the “Warrant Amendment Proposal”);
(2)	The Warrantholder Adjournment Proposal — a proposal to adjourn the special meeting of public warrantholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of public warrantholders, there are not sufficient votes to approve the Warrant Amendment Proposal (the “Warrantholder Adjournment Proposal”).

If the Warrant Amendment Proposal is approved, only the public warrants that were issued as part of the units in the Company's IPO will be converted into the right to receive cash or shares of the Company’s common stock. The Private Placement Warrants and the new warrants to be issued in a dividend following completion of the actions contemplated by the proposals submitted at the special meeting of stockholders, as described below, will not be converted.

The Company is also holding a special meeting of stockholders to consider and vote upon (a) a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company must complete a business combination from October 7, 2016 (the “Current Termination Date”) to (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017 (the “Extended Termination Date” and the amendment, the “Extension Amendment”), (b) a proposal to amend the Company’s Charter (i) to effect a reverse stock split of its common stock (the “Reverse Stock Split”), only if there are greater than 10,000,000 shares of our common stock initially sold as part of the units (“public shares”) in the Company’s initial public offering (the “IPO”) outstanding immediately after the completion of any redemptions of public shares in connection with the Extension Amendment, using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of public shares to 10,000,000, and (ii) to permit the withdrawal of funds from the trust account established in connection with the IPO (the “trust account”) to pay the cash dividend described in the Trust Dividend Withdrawal Amendment below, (c) a proposal to amend the Company’s Charter to change the Company’s name from “AR Capital Acquisition Corp.” to “Axar Acquisition Corp.” (the “Name Change Amendment”); (d) a proposal to amend (the “Trust Extension Amendment”) the Investment Management Trust Agreement, dated as of October 1, 2014 (the “trust agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), to extend the date on which the trustee must commence liquidation of the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal of funds from the trust account to pay holders of public shares (“public stockholders”) who properly exercise their redemption rights in connection with the Extension Amendment; (e) a proposal to amend the trust agreement to permit the withdrawal of funds from the trust account to pay a dividend (the “Trust Dividend Withdrawal Amendment”) to be declared by our board of directors on the common stock outstanding, which will be payable immediately after and only if the Reverse Stock Split is effected, in an amount per outstanding share equal to (i) the amount of cash held in the trust account in excess of $100,000,000 after giving effect to redemptions in connection with the Extension Amendment, divided by (ii) 10,000,000; and (f) a proposal to adjourn the special meeting of stockholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of stockholders, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

In addition, in order for public stockholders to incentivize the Company’s public stockholders not to redeem their shares in connection with the Extension Amendment, the board of directors intends to declare a dividend on the Company’s common stock to stockholders as of a record date following completion of the actions contemplated by the Charter and Trust Proposals consisting of one-half of one warrant per share of common stock, with each whole warrant exercisable to purchase one share of common stock at $12.50 per share (each a “new warrant”). The new warrants will not be exercisable until the later of (i) the date that is 30 days after the first date on which the Company completes a business combination and (ii) the date that is 12 months from the date the new warrants are issued, and will otherwise have the same terms and conditions as the public warrants without giving effect to the Warrant Amendment Proposal. As a result, for each share of common stock held as of the record date for the warrant dividend, the holder thereof will receive one-half of one new warrant. The Company currently expects the record date to be October 11, 2016. As a result, for each share of common stock held as of the record date for the warrant dividend the holder thereof will receive one-half of one new warrant. The Company currently expects the record date to be October 11, 2016. The new warrants are expected to be quoted on the OTC market.

Given the potential that a meaningful number of public shares may be redeemed in connection with the Extension Amendment proposed at the special meeting of stockholders, the board of directors believes that is in the Company’s best interest to eliminate the dilutive impact of the public warrants. Otherwise, the board of directors believes that the number of shares underlying the public warrants in proportion to the total capitalization would make the Company unattractive to potential target businesses and investors. The board of directors of the Company believes that, by eliminating the dilutive impact of the public warrants, the Warrant Amendment Proposal will increase the Company’s opportunities and attractiveness to potential target businesses and future investors if the Charter and Trust Proposals are approved. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless. If the Charter and Trust Proposals are approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, but the board of directors elects to waive such condition, then the public warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

Only holders of record of our public warrants at the close of business on September 20, 2016 are entitled to notice of the special meeting of public warrantholders and to vote at the special meeting of public warrantholders and any adjournments or postponements of the special meeting of public warrantholders.

The affirmative vote of fifty percent (50%) or more of the Company’s outstanding public warrants as of the record date will be required to approve the Warrant Amendment Proposal. Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the public warrants represented in person or by proxy at the special meeting of public warrantholders.

If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless. If the Charter and Trust Proposals are approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, but the board of directors elects to waive such condition, then the public warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT WARRANTHOLDERS VOTE “FOR” THE WARRANT AMENDMENT PROPOSAL AND ANY WARRANT ADJOURNMENT PROPOSAL.

Note that the members of the board of directors and officers of the Company have interests which are different than those of the holders of the public shares and the public warrants.

Your vote is important. If the Warrant Amendment Proposal is not approved and the Company does not effect the Charter and Trust Proposals, the Company must take actions to liquidate and distribute its assets to its stockholders.

Enclosed is the proxy statement containing detailed information concerning the Warrant Amendment Proposal and the Warrant Adjournment Proposal. Whether or not you plan to attend the special meeting of public warrantholders, we urge you to read this material carefully and vote.

I look forward to seeing you at the meeting.

Dated:           , 2016

By Order of the Board of Directors,

William M. Kahane
Chief Executive Officer and Chairman of the Board of Directors

Your vote is important regardless of the number of public warrants you own. Whether you plan to attend the special meeting of public warrantholders or not, please read the enclosed proxy statement carefully and promptly sign, date and return your proxy card as soon as possible to make sure that your public warrants are represented at the special meeting of public warrantholders. You may also cast your vote in person at the special meeting of public warrantholders. If your public warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote, or you may cast your vote in person at the special meeting of public warrantholders by obtaining a proxy from your brokerage firm or bank.

IF YOU SUBMIT YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR PUBLIC WARRANTS WILL BE VOTED “FOR” THE WARRANT AMENDMENT PROPOSAL AND ANY WARRANT ADJOURNMENT PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Public Warrantholders to be held on October 6, 2016: This notice of meeting and the accompanying proxy statement are available at www.[          ].com.

AR CAPITAL ACQUISITION CORP.
405 Park Avenue, 14th Floor
New York, New York 10022

SPECIAL MEETINGS OF STOCKHOLDERS AND PUBLIC WARRANTHOLDERS
TO BE HELD ON OCTOBER 6, 2016

PROXY STATEMENT

The special meeting of stockholders and special meeting of public warrantholders of AR Capital Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 10:00 a.m. and 10:15 a.m., respectively, local time, at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 on Thursday, October 6, 2016.

At the special meeting of stockholders, our stockholders will be asked to consider and vote upon the following six proposals:

(1)	a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company must complete a business combination (the “Termination Date”) from October 7, 2016 (the “Current Termination Date”) to (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017 (the “Extended Termination Date” and such Charter amendment, the “Extension Amendment”);
(2)	a proposal to amend the Company’s Charter (i) to effect a reverse stock split of its common stock, only if there are greater than 10,000,000 shares of our common stock initially sold as part of the units (“public shares”) in the Company’s initial public offering (the “IPO”) outstanding immediately after the completion of any redemptions of public shares in connection with the Extension Amendment, using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of public shares to 10,000,000 (the “Reverse Stock Split”), and (ii) to permit the withdrawal of funds from the trust account (“trust account”) to pay the cash dividend described in the Trust Dividend Withdrawal Amendment proposal below (the “Reverse Stock Split/Withdrawal Amendment”);
(3)	a proposal to amend the Company’s Charter to change the Company’s name from “AR Capital Acquisition Corp.” to “Axar Acquisition Corp.” (the “Name Change Amendment”);
(4)	a proposal to amend the Investment Management Trust Agreement, dated as of October 1, 2014 (the “trust agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), to extend the date on which the trustee must commence liquidation of the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal of funds from the trust account to pay holders of public shares (“public stockholders”) who properly exercise their redemption rights in connection with the Extension Amendment (the “Trust Extension Amendment”);
(5)	a proposal to amend the trust agreement to permit the withdrawal of funds from the trust account to pay a cash dividend to be declared by our board of directors on the common stock outstanding, which will be payable immediately after and only if the Reverse Stock Split is effected, in an amount per outstanding public share equal to (i) the amount of cash held in the trust account in excess of $100,000,000 after giving effect to redemptions in connection with the Extension Amendment, divided by (ii) 10,000,000 (the “Trust Dividend Withdrawal Amendment”); and
(6)	a proposal to adjourn the special meeting of stockholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of stockholders, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Stockholder Adjournment”).

The purpose of the proposals for the Extension Amendment, Reverse Stock Split/Withdrawal Amendment, Name Change Amendment, Trust Extension Amendment and Trust Dividend Withdrawal Amendment (collectively, the “Charter and Trust Proposals”) is to allow the Company more time to complete an initial business combination and to reflect the Company’s new management (described below). The purpose of effecting the Reverse Stock Split followed by the cash dividend in the circumstances described herein is to reduce the number of public shares to no more than 10,000,000 and the amount of cash held in the trust account to no more than $100,000,000, which the Company believes is the appropriate amount of investment by public stockholders in the Company with which to seek an initial business combination.

The Charter and Trust Proposals, if approved, will become effective upon the closing of the transactions contemplated by the Transfer Agreement (as defined below).

At the special meeting of public warrantholders, our public warrantholders will be asked to consider and vote on a proposal, which we refer to as the “Warrant Amendment Proposal,” to approve an amendment to the Warrant Agreement, dated as of October 1, 2014 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide for (i) the conversion, upon the consummation of a business combination, of all of the 12,000,000 outstanding warrants included as part of the units sold in the IPO (the “public warrants”) into the right to receive $0.15 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants and (ii) for the increase in the exercise price of the Private Placement Warrants (defined below) from $11.50 to $12.50 per share (subject to further adjustment as provided therein). If the Warrant Amendment Proposal is approved, only the public warrants that were issued as part of the units in the Company's IPO will be converted into the right to receive cash or shares of the Company’s common stock. The Private Placement Warrants (defined below) and the new warrants to be issued in a dividend following completion of the actions contemplated by the Charter and Trust Proposals, as described below, will not be converted. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless. If the Charter and Trust Proposals are approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, but the board of directors elects to waive such condition, then the public warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above. Our public warrantholders will also be asked to consider and vote on a proposal, which we refer to as the “Warrantholder Adjournment Proposal,” to adjourn the special meeting of public warrantholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of public warrantholders, there are not sufficient votes to approve the Warrant Amendment Proposal.

On September 16, 2016, we entered into an agreement (the “Transfer Agreement”) with AR Capital, LLC, our current sponsor which holds 5,947,827 shares of our common stock we issued to it prior to the IPO (the “founder shares”) and 6,550,000 warrants we issued to it in a private placement concurrently with our IPO (the “Private Placement Warrants”), and Axar Master Fund Ltd. (“AXAR”), our new sponsor, pursuant to which AR Capital, LLC agreed to transfer to AXAR all of its founder shares and Private Placement Warrants, subject to the approval of the Charter and Trust Proposals and other customary closing conditions, in exchange for the payment by AXAR of (i) $10.00 payable in cash on the first business day following the approval of the Charter and Trust Proposals and (ii) an additional amount, payable in cash upon the consummation of our initial business combination, equal to 2.5% of the amount of cash held in the trust account immediately following the completion of any and all redemptions of public shares in connection with the Extension Amendment and the payment of the cash dividend in connection with the Reverse Stock Split, if any, provided that such amount shall not be less than $1,000,000 nor more than $2,500,000. It is a closing condition under the Transfer Agreement that there be at least $25 million in the trust account after giving effect to any redemptions by public stockholders in connection with the Extension Amendment.

AXAR is an affiliate of Axar Capital Management L.P. (“Axar Capital”), an alternative investment manager focused on value-oriented and opportunistic investing with expertise across various asset classes and industries in the United States and Canada. Headquartered in New York City, Axar Capital was founded by Andrew Axelrod, the former co-head of North America for Mount Kellett Capital Management. Axar Capital’s investment team focuses on opportunities across the capital structure and multiple sectors. Axar Capital seeks attractive prices relative to intrinsic value and invests in event-driven situations with clear catalysts and asymmetric return potential. Axar Capital has extensive experience with bankruptcies and restructuring, and seeks to utilize these processes to identify investment opportunities.

We will seek to capitalize on the substantial deal sourcing, investing and operating expertise of AXAR and our new management team to identify and complete a business combination with one or more businesses with an over-levered capital structure or that otherwise would benefit from a restructuring, although we may pursue business combination opportunities in other circumstances.

AXAR and the Company’s independent directors have agreed to waive their rights to receive the cash dividend which may be declared in connection with the Reverse Stock Split, if any, with respect to their founder shares.

Under the Transfer Agreement, AXAR has agreed to support the Company’s initial business combination by committing to purchase at least $100 million of shares of common stock of the Company in connection prior to or concurrently with the Company’s initial business combination, at a price per share of $10.00.

Our board of directors also (i) appointed Andrew Axelrod as a member of our board of directors, Mr. Axelrod as Chief Executive Officer and Executive Chairman and Lionel Benichou as Chief Financial Officer of the Company (such new officers and directors collectively referred to herein as the “New Management”) and (ii) accepted the resignations of Nicholas Schorsch (as Chairman of the Board of Directors), William M. Kahane (as Chief Executive Officer and director) and Nicholas Radesca (as Chief Financial Officer), in each case effective upon approval of the Charter and Trust Proposals and the closing of the transactions contemplated by the Transfer Agreement. Our board of directors believes this change in our management will give us a better chance to consummate a business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Termination Date in order for the New Management to have sufficient time to propose a business combination opportunity to our stockholders.

Andrew Axelrod is the Founder, Managing Partner and Portfolio Manager of Axar Capital Management L.P. Prior to founding Axar Capital Management L.P. in April 2015, Mr. Axelrod was a Partner and Co-Head of North American Investments for Mount Kellett Capital Management, a private investment organization with over seven billion dollars of assets under management, where he joined at the firm’s inception in January 2009 and worked at for over six years. Mr. Axelrod previous experience also includes roles at Kohlberg Kravis Roberts & Co. L.P. and The Goldman Sachs Group, Inc. Mr. Axelrod graduated magna cum laude with a B.S. in Economics from Duke University.

Lionel Benichou is the Director of Finance and Controller at Axar Capital Management L.P. Prior to joining Axar Capital Management L.P., Mr. Benichou was a Vice President at Altemis Capital Management, LLC, a spin-off from Credit Suisse Asset Management, where he was responsible for the management of multi-strategy hedge fund of funds portfolios from August 2013 to March 2015. Before his role at Altemis Capital Management, LLC, Mr. Benichou spent seven years at Credit Suisse in New York within the Asset Management Division. Mr. Benichou was a member of the Credit Suisse Hedge Fund Index team and his responsibilities included the middle office management of multi-strategy hedge fund of funds portfolios. Earlier in his career, Mr. Benichou was a senior financial analyst at PlusFunds Group Inc. in New York, a three billion dollar hedge fund managed account platform. Mr. Benichou holds an M.B.A in International Management from the European Business School in Paris, France.

Public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how or whether such public stockholders vote on the Charter and Trust Proposals. If the Charter and Trust Proposals are approved, the remaining holders of public shares who do not make the Election will retain their right to redeem their public shares upon consummation of a proposed business combination and would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date.

AXAR has agreed to forfeit to the Company upon consummation of our initial business combination the number of founder shares equal to the excess (if positive) of (i) 6,000,000 over (ii) 25% of the sum of (a) the total number of public shares outstanding immediately following the completion of the actions contemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment, plus (b) the excess of (x) the total number of shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any shares or equity-linked securities exercisable for or convertible into shares of common stock issued, or to be issued, to any seller in the initial business combination or to AXAR or its affiliates, over (y) the number of public shares redeemed by public shareholders in connection with our initial business combination. AXAR agreed to forfeit such founder shares in order to maintain the percentage ownership represented by the founder shares at 20% after giving effect to (i) the actions contemplated by the Charter and Trust Proposals, including any redemptions of public shares in connection with the Extension Amendment, and (ii) any sales of additional equity or equity-linked securities in connection with an initial business combination (other than to the seller of the target company or AXAR or its affiliates). In addition, AXAR has also agreed to forfeit to the Company upon consummation of the Company's initial business combination a percentage of Private Placement Warrants equal to the percentage of founder shares to be forfeited pursuant to the foregoing.

If the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, AXAR has agreed to lend us on January 1, 2017 and on the first business day of each of the following three fiscal quarters commencing thereafter (or, if the Extended Termination Date is October 1, 2017, the following two fiscal quarters commencing thereafter) the lesser of (i) $0.05 multiplied by the number of outstanding public shares following the completion of the actions contemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment and the Reverse Stock Split and (ii) $250,000 (the “Trust Loans”), which amounts will be deposited in the trust account. AXAR has also agreed to lend us up to $2 million for working capital and other expenses (the “Working Capital Loan” and together with the Trust Loans, the “Loans”). Accordingly, if the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, the redemption price per share in connection with an initial business combination or liquidation will be approximately $10.00 per share plus the pro rata amount of the Trust Loans deposited in the trust account at the time of such initial business combination or liquidation, in comparison to the current redemption price of approximately $10.00 per share if the Charter and Trust Proposals are not approved. The Loans are conditional upon the approval of the Charter and Trust Proposals and the consummation of the transactions contemplated by the Transfer Agreement,, will be non-interest bearing and repayable by us to AXAR upon consummation of an initial business combination.

On September 16, 2016, the Company and Citigroup Global Markets Inc., the representative of the underwriters of the IPO (the “underwriters”), entered into an amendment to the underwriting agreement for the IPO pursuant to which the underwriters have agreed to adjust the deferred underwriting discount payable upon the consummation of an initial business combination to be equal to 2.4% of the amount held in the trust account immediately after giving effect to the redemptions of public shares in connection with the Extension Amendment and the dividend paid in connection with the Reverse Stock Split, if any.

In addition, in order to incentivize our public stockholders not to redeem their shares in connection with the Extension Amendment, our board of directors intends to declare a dividend on our common stock to stockholders as of a record date following completion of the actions contemplated by the Charter and Trust Proposals consisting of one-half of one warrant per share of common stock, with each whole warrant exercisable to purchase one share of common stock at $12.50 per share (each a “new warrant”). The new warrants will not be exercisable until the later of (i) the date that is 30 days after the first date on which the Company completes an initial business combination and (ii) the date that is 12 months from the date the new warrants are issued, and will otherwise have the same terms and conditions as the public warrants without giving effect to the Warrant Amendment Proposal. As a result, for each share of common stock held as of the record date for the warrant dividend, the holder thereof will receive one-half of one new warrant. The Company currently expects the record date to be October 11, 2016. The new warrants are expected to be quoted on the OTC market. Under the Transfer Agreement, AXAR has agreed to waive its right to receive such dividend with respect to its founder shares and any rights or adjustments to its Private Placement Warrants under the Warrant Agreement in respect of such dividend.

If the Warrant Amendment Proposal is approved and the Company consummates an initial business combination, the public warrants will be exchanged for cash and/or shares of common stock described above, and public warrantholders will cease to have any rights with respect to the public warrants (other than the right to receive such cash and/or stock consideration), including, without limitation, any rights pursuant to Section 4.1.2 of the Warrant Agreement, which provides for a decrease in the exercise price of the public warrants in connection with the payment of certain dividends, such as the dividends or distributions that will be made to public stockholders as described herein.

The Company estimates that the per-share price at which public shares will be redeemed for cash held in the trust account for those public stockholders who make the Election will be approximately $10.00 at the time of the special meeting of stockholders. The closing price of the Company’s common stock on September 23, 2016 was $9.98. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Given the potential that a meaningful number of public shares may be redeemed in connection with the Extension Amendment, the board of directors believes that is in the Company’s best interest to eliminate the dilutive impact of the public warrants. Otherwise, the board of directors believes that the number of shares underlying the public warrants in proportion to the total capitalization would make the Company unattractive to potential target businesses and investors. The board of directors of the Company believes that, by eliminating the dilutive impact of the public warrants, the Warrant Amendment Proposal will increase the Company’s opportunities and attractiveness to potential target businesses and future investors if the Charter and Trust Proposals are approved. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless. If the Charter and Trust Proposals are approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, but the board of directors elects to waive such condition, then the public warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

If the proposals are approved, the approval of the Trust Extension Amendment will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Termination Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their availability to vote on a business combination through the Extended Termination Date if the proposals are approved. At the time the Charter and Trust Proposals become effective, the Company will amend the trust agreement to permit the withdrawal of the Withdrawal Amount from the trust account and extend the date on which to commence liquidation of the trust account to the Extended Termination Date.

If the Charter and Trust Proposals are not approved and we do not consummate a business combination by October 7, 2016, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The record date for the special meetings is September 20, 2016. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting of stockholders. On the record date, there were 30,000,000 shares of our common stock outstanding, 24,000,000 of which are public shares and 6,000,000 of which are founder shares. Record holders of the Company’s warrants at the close of business on the record date are entitled to vote or have their votes cast at the special meeting of public warrantholders. On the record date, there were 12,000,000 outstanding public warrants to purchase an aggregate of 12,000,000 shares of the Company’s common stock. The Company’s warrants do not entitle the holders thereof to vote on the Charter and Trust Proposals at the special meeting of stockholders.

The affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve each of the Extension Amendment, Trust Extension Amendment and Trust Dividend Withdrawal Amendment. The affirmative vote of a majority of the Company’s outstanding common stock as of the record date will be required to approve the Reverse Stock Split/Withdrawal Amendment and Name Change Amendment. Approval of the Stockholder Adjournment requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

The affirmative vote of fifty percent (50%) or more of the Company’s outstanding public warrants as of the record date will be required to approve the Warrant Amendment Proposal. Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the public warrants represented in person or by proxy at the special meeting of public warrantholders.

This proxy statement contains important information about the special meetings of stockholders and public warrantholders and the proposals. Please read it carefully and vote your shares at the special meeting of stockholders and vote your warrants at the special meeting or warrantholders.

This proxy statement is dated           , 2016 and is first being mailed to stockholders and public warrantholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.

This proxy statement describes various actions proposed to be taken at a special meeting of the stockholders of the Company, and a special meeting of the public warrantholders of the Company to be held on Thursday, October 6, 2016 at 10:00 a.m. and 10:15 a.m., respectively, local time, at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166. We are requesting stockholders to vote their shares of common stock at the special meeting of stockholders and public warrantholders to vote at the special meeting of public warrantholders.

Q. What is being voted on?	A. The Company’s stockholders and public warrantholders are being asked to vote on the proposals described below:
Proposals for the Special Meeting of Stockholders
To consider and vote upon the following six proposals:
(1) a proposal to amend the Company’s Charter to extend the Termination Date from the Current Termination Date to the Extended Termination Date;

    (2)

a proposal to amend the Company’s Charter (i) to effect a reverse stock split of its common stock, only if there are greater than 10,000,000 public shares outstanding immediately after the completion of any redemptions of public shares in connection with the Extension Amendment, using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of public shares to 10,000,000, and (ii) to permit the withdrawal of funds from the trust account to pay the cash dividend described in the Trust Dividend Withdrawal Amendment proposal below;

(3) a proposal to amend the Company’s Charter to change the Company’s name from “AR Capital Acquisition Corp.” to “Axar Acquisition Corp.”;

    (4)

a proposal to amend the trust agreement to extend the date on which the trustee must commence liquidation of the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal of funds from the trust account to pay public stockholders who properly exercise their redemption rights in connection with the Extension Amendment;

    (5)

a proposal to amend the trust agreement to permit the withdrawal of funds from the trust account to pay a cash dividend to be declared by our board of directors on the common stock outstanding, which will be payable immediately after and only if the Reverse Stock Split is effected, in an amount per outstanding share equal to (i) the amount of cash held in the trust account in excess of $100,000,000 after giving effect to redemptions in connection with the Extension Amendment, divided by (ii) 10,000,000; and

    (6)

a proposal to adjourn the special meeting of stockholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of stockholders, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

The Charter and Trust Proposals, if approved, will become effective upon the closing of the transactions contemplated by the Transfer Agreement.
Proposals for the Special Meeting of Public Warrantholders
To consider and vote upon the following proposals:

    (1)

The Warrant Amendment Proposal — a proposal to approve an amendment to the Warrant Agreement to provide for (i) the conversion, upon the consummation of a business combination, of all of the 12,000,000 outstanding public warrants into the right to receive $0.15 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants, and (ii) for the increase in the exercise price of the Private Placement Warrants from $11.50 to $12.50 per share (subject to further adjustment as provided therein); and

    (2)

The Warrantholder Adjournment Proposal — a proposal to adjourn the special meeting of public warrantholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of public warrantholders, there are not sufficient votes to approve the Warrant Amendment Proposal.

Q. Why is the Company proposing the Charter and Trust Proposals?

A.

The Company’s Charter provides for the return of the funds held in the trust account to public stockholders if we do not consummate a business combination on or before October 7, 2016. The Company will not be able to complete a business combination by that date.

On September 16, 2016, we entered into the Transfer Agreement pursuant to which AXAR agreed to become our sponsor and the New Management was appointed effective upon approval of the Charter and Trust Proposals.

The Company believes that the New Management gives the Company a better chance to complete an initial business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment to extend the Company’s corporate existence until the Extended Termination Date.

The Company is proposing the Name Change Amendment in order to better reflect the Company’s new sponsor. The Company is proposing the Trust Extension Amendment in order to allow for the withdrawal of funds from the trust account to pay public stockholders who properly redeem their public shares in connection with the Extension Amendment.

Q. Should I vote for the Extension Amendment?

A.

The Company’s board of directors believes shareholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Termination Date. The Extension would give the Company and the New Management a longer period of time to locate a potential target business and to complete a business combination.

Furthermore, we are affording shareholders who are not in favor of the Extension the right to redeem their public shares for their respective pro rata portion of the funds held in the trust account in connection with the Extension. This allows shareholders that are not in favor of the Extension to receive their portion of the trust account when originally contemplated by our IPO prospectus.

As a result, the Company’s board of directors recommend that you vote in favor of the Extension Amendment.
Q. Should I vote for the Reverse Stock Split/Withdrawal Amendment?

A.

The Company’s board of directors believes that stockholders will benefit from the Reverse Stock Split/Withdrawal Amendment by having capital returned to such stockholders pursuant to the cash dividend contemplated by the Trust Dividend Withdrawal Amendment and that limiting the amount held in the trust account to $100,000,000 will improve the Company’s chances of completing a business combination.

As a result, the Company’s board of directors recommend that you vote in favor of the Reverse Stock Split/Withdrawal Amendment.
Q. Should I vote for the Name Change Amendment?

A.

Approval of the Name Change Proposal is a condition to the implementation of the other Charter and Trust Proposals and the Warrant Amendment Proposal. The Company is proposing the Name Change Amendment to better reflect the Company’s new sponsor.

The Company’s board of directors recommends that you vote in favor of the Name Change Amendment.
Q. Should I vote for the Trust Extension Amendment?	A. Approval of the Trust Extension Amendment is a condition to the implementation of the other Charter and Trust Proposals and the Warrant Amendment Proposal.

Currently, the trust agreement does not permit the withdrawal of funds from the trust account in order to pay public stockholders who properly redeem their public shares in connection with the Extension Amendment. In order to amend the trust agreement, the trust agreement provides that the Company must obtain the affirmative vote of at least 65% of the outstanding shares.

The Company’s board of directors recommends that you vote in favor of the Trust Extension Amendment.
Q. Should I vote for the Trust Dividend Withdrawal Amendment?

A.

Implementation of the Trust Dividend Withdrawal Amendment is necessary in order for the trust agreement to permit the withdrawal of funds to pay the cash dividend contemplated in connection with the Reverse Stock Split/Withdrawal Amendment. Because the Company’s board of directors believes that the Reverse Stock Split/Withdrawal Amendment will benefit its stockholders, the board recommends that stockholders vote in favor of the Trust Dividend Withdrawal Amendment.

Q. Who will run the Company if the Charter and Trust Proposals are approved?

A.

On September 16, 2016, the Company entered into the Transfer Agreement, pursuant to which our board of directors (i) appointed the New Management, effective upon the approval of the Charter and Trust Proposals, and (ii) accepted the resignations of Nicholas Schorsch (as Chairman of the Board of Directors), William M. Kahane (as Chief Executive Officer and director) and Nicholas Radesca (as Chief Financial Officer) effective upon approval of the Charter and Trust Proposals. Thereafter, the New Management will continue the Company’s efforts to locate a suitable target business with which to consummate a business combination until the Extended Termination Date.

Q. Who will indemnify the trust account?

A.

AXAR has agreed to succeed to AR Capital, LLC’s indemnification obligations with respect to the trust account. As such, AXAR has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered (other than the Company's independent auditors) or products sold to us, or a prospective target business with which we have entered into an acquisition agreement, reduce the amount of funds in the trust account, except as to any claims by a third party or target who executed an agreement waiving claims against and all rights to seek access to the trust account, whether or not such waiver is deemed to be enforceable, and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Company has not independently verified whether AXAR has sufficient funds to satisfy its indemnity obligations and has not asked AXAR to reserve for such indemnification obligations. Therefore, we cannot assure you that AXAR would be able to satisfy those obligations.

Q. What amount will public stockholders receive upon consummation of a subsequent business combination or liquidation if the Charter and Trust Proposals are approved?

A.

If the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, AXAR has agreed to lend us on January 1, 2017 and on the first business day of each of the following three fiscal quarters commencing thereafter (or, if the Extended Termination Date is October 1, 2017, the following two fiscal quarters commencing thereafter) the lesser of (i) $0.05 multiplied by the number of outstanding public shares following the completion of the actions contemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment and the Reverse Stock Split and (ii) $250,000, which amounts will be deposited in the trust account. AXAR has also agreed to lend us up to $2 million for working capital and other expenses. Accordingly, if the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, the redemption price per share in connection with an initial business combination or liquidation will be approximately $10.00 per share plus the pro rata amount of the Trust Loans deposited in the trust account at the time of such initial business combination or liquidation, in comparison to the current redemption price of approximately $10.00 per share if the Charter and Trust Proposals are not approved. The Loans are conditional upon the approval of the Charter and Trust Proposals and the consummation of the transactions contemplated by the Transfer Agreement, will be non-interest bearing and repayable by us to AXAR upon consummation of an initial business combination.

Q. What happens to the public warrants if the Charter and Trust Proposals are not approved?	A. If the Charter and Trust Proposals are not approved, then the public warrants will expire worthless.

Q. How will the Company determine if the Extended Termination Date is October 1, 2017 or December 31, 2017?

A.

If the Charter and Trust Proposals are approved and the Company consummates the transactions contemplated by the Transfer Agreement, the Company intends to engage the staff of The Nasdaq Stock Market, LLC (the “Nasdaq Staff”) to confirm that the Nasdaq Staff will not take action to delist the Company’s securities prior to December 31, 2017 as a result of an extension past October 1, 2017. If the Nasdaq Staff advises the Company that such an extension past October 1, 2017 is inconsistent with IM 5101-2, the Company will publicly disclose this determination and the Company will be required to complete its initial business combination by October 1, 2017 or cease all operations and commence liquidating the trust account in accordance with the Charter.

Q. What interests do the Company’s current directors and officers have in the approval of the proposals?

A.

The Company’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder or public warrantholder. These interests include ownership of certain securities of the Company and loans by them that will not be repaid or converted into additional securities in the event of our winding up. In our board’s vote to approve the Charter and Trust Proposals and Warrant Amendment Proposal and recommend that our public stockholders and public warrantholders approve the Charter and Trust Proposals and Warrant Amendment Proposal, respectively, Messrs. Schorsch and Kahane recused themselves from such vote due to their interests the transactions contemplated by the Transfer Agreement. See the section entitled “Interests of the Company’s Current Directors and Officers.”

Q. Who is paying for this proxy solicitation?

A.

The Company will pay for the entire cost of soliciting proxies. The Company has retained Morrow Sodali (“Morrow”) to assist it in the solicitation of proxies. The Company has agreed to pay Morrow a fee of $20,000 for its services in connection with the special meetings. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses.

In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. How do the Company insiders intend to vote their shares at the special meeting of stockholders?

A.

All of the Company’s directors, executive officers and their respective affiliates as well as the current sponsor and other initial stockholders of the Company are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Charter and Trust Proposals. On the record date, these stockholders beneficially owned and were entitled to vote 6,000,000 shares of the Company’s common stock, representing approximately 20% of the Company’s issued and outstanding common stock. The Company is not providing any redemption rights in respect of our founder shares in connection with the Extension Amendment. With respect to shares purchased on the open market by the current sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. The current sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter and Trust Proposals. Any public shares held by or subsequently purchased by affiliates of the Company may be voted in favor of the Charter and Trust Proposals.

Q. What vote is required to adopt the Charter and Trust Proposals and Stockholder Adjournment at the special meeting of stockholders?

A.

The affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve each of the Extension Amendment, Trust Extension Amendment and Trust Dividend Withdrawal Amendment. The affirmative vote of a majority of the Company’s outstanding common stock as of the record date will be required to approve the Reverse Stock Split/Withdrawal Amendment and Name Change Amendment. Approval of the Stockholder Adjournment requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Q. What if I don’t want to vote for the Charter and Trust Proposals?

A.

If you do not want the Charter and Trust Proposals to be approved, you must abstain, not vote, or vote against such proposals. If the Charter and Trust Proposals are approved, you will be entitled to redeem your shares for cash in connection with this vote if you make the Election. If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the trust account if the Company has not completed a business combination by the Extended Termination Date.

Q. What happens if the Charter and Trust Proposals aren’t approved?

A.

If the Charter and Trust Proposals are not approved and we do not consummate a business combination by October 7, 2016, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless.

Q. If the Charter and Trust Proposals are approved, what happens next?	A. Upon approval of the proposals, the Company will have until the Extended Termination Date to complete a business combination and its name will then be “Axar Acquisition Corp.”

If the proposals are approved, the approval of the Trust Extension Amendment will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount and (ii) deliver to the holders of redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Termination Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their availability to vote on a business combination through the Extended Termination Date if the proposals are approved. At the time the Charter and Trust Proposals become effective, the Company will amend the trust agreement to permit the withdrawal of the Withdrawal Amount from the trust account and extend the date on which to liquidate the trust account to the Extended Termination Date.

On September 16, 2016, we entered into an agreement (the “Transfer Agreement”) with AR Capital, LLC, our current sponsor which holds 5,947,827 shares of our common stock we issued to it prior to the IPO (the “founder shares”) and 6,550,000 warrants we issued to it in a private placement concurrently with our IPO, and AXAR, our new sponsor, pursuant to which AR Capital, LLC agreed to transfer to AXAR all of its founder shares and Private Placement Warrants, subject to the approval of the Charter and Trust Proposals and other customary closing conditions, in exchange for the payment by AXAR of (i) $10.00 payable in cash on the first business day following the approval of the Charter and Trust Proposals and (ii) an additional amount, payable in cash upon the consummation of our initial business combination, equal to 2.5% of the amount of cash held in the trust account immediately following the completion of any and all redemptions of public shares in connection with the Extension Amendment and the payment of the cash dividend in connection with the Reverse Stock Split, if any, provided that such amount shall not be less than $1,000,000 nor more than $2,500,000. It is a closing condition under the Transfer Agreement that there be at least $25 million in the trust account after giving effect to any redemptions by public stockholders in connection with the Extension Amendment.

AXAR and the Company’s independent directors have agreed to waive their rights to receive the cash dividend which may be declared in connection with the Reverse Stock Split, if any, with respect to their founder shares.

Under the Transfer Agreement, AXAR has agreed to support the Company’s initial business combination by committing to purchase at least $100 million of shares of common stock of the Company in connection with the Company’s initial business combination, at a price per share of $10.00.

Our board of directors also (i) appointed Andrew Axelrod as a member of our board of directors, Mr. Axelrod as Chief Executive Officer and Executive Chairman and Lionel Benichou as Chief Financial Officer of the Company and (ii) accepted the resignations of Nicholas Schorsch (as Chairman of the Board of Directors), William M. Kahane (as Chief Executive Officer and director) and Nicholas Radesca (as Chief Financial Officer), in each case effective upon approval of the Charter and Trust Proposals and the closing of the transactions contemplated by the Transfer Agreement. Our board of directors believes this change in our management will give us a better chance to consummate a business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Termination Date in order for the New Management to have sufficient time to propose a business combination opportunity to our stockholders.

AXAR has agreed to forfeit to the Company upon consummation of our initial business combination the number of founder shares equal to the excess (if positive) of (i) 6,000,000 over (ii) 25% of the sum of (a) the total number of public shares outstanding immediately following the completion of the actions contemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment, plus (b) the excess of (x) the total number of shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any shares or equity-linked securities exercisable for or convertible into shares of common stock issued, or to be issued, to any seller in the initial business combination or to AXAR or its affiliates, over (y) the number of public shares redeemed by public shareholders in connection with our initial business combination. AXAR agreed to forfeit such founder shares in order to maintain the percentage ownership represented by the founder shares at 20% after giving effect to (i) any actions contemplated by the Charter and Trust Proposals, including any redemptions of public shares in connection with the Extension Amendment, and (ii) the sales of additional equity or equity-linked securities in connection with an initial business combination (other than to the seller of the target company or AXAR or its affiliates). In addition, AXAR has also agreed to forfeit to the Company upon consummation of the Company's initial business combination a percentage of Private Placement Warrants equal to the percentage of founder shares to be forfeited pursuant to the foregoing.

If the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, AXAR has agreed to lend us on January 1, 2017 and on the first business day of each of the following three fiscal quarters commencing thereafter (or, if the Extended Termination Date is October 1, 2017, the following two fiscal quarters commencing thereafter) the lesser of (i) $0.05 multiplied by the number of outstanding public shares following the actions contemplated by the completion of the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment and the Reverse Stock Split and (ii) $250,000, which amounts will be deposited in the trust account. AXAR has also agreed to lend us up to $2 million for working capital and other expenses. Accordingly, if the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, the redemption price per share in connection with an initial business combination or liquidation will be approximately $10.00 per share plus the pro rata amount of the Trust Loans deposited in the trust account at the time of such initial business combination or liquidation, in comparison to the current redemption price of approximately $10.00 per share if the Charter and Trust Proposals are not approved. The Loans are conditional upon the approval of the Charter and Trust Proposals and the consummation of the transactions contemplated by the Transfer Agreement, will be non-interest bearing and repayable by us to AXAR upon consummation of an initial business combination.

On September 16, 2016, the Company and Citigroup Global Markets Inc. entered into an amendment to the underwriting agreement for the IPO pursuant to which the underwriters have agreed to adjust the deferred underwriting discount payable upon the consummation of an initial business combination to be equal to 2.4% of the amount held in the trust account immediately after giving effect to the redemptions of public shares in connection with the Extension Amendment and the dividend paid in connection with the Reverse Stock Split, if any.

In addition, in order to incentivize our public stockholders not to redeem their shares in connection with the Extension Amendment, our board of directors intends to declare a dividend on our common stock to stockholders as of a record date following completion of the actions contemplated by the Charter and Trust Proposals consisting of one-half of one warrant per share of common stock, with each whole warrant exercisable to purchase one share of common stock at $12.50 per share (each a “new warrant”). The new warrants will not be exercisable until the later of (i) the date that is 30 days after the first date on which the Company completes an initial business combination and (ii) the date that is 12 months from the date the new warrants are issued, and will otherwise have the same terms and conditions as the public warrants without giving effect to the Warrant Amendment Proposal. As a result, for each share of common stock held as of the record date for the warrant dividend, the holder thereof will receive one-half of one new warrant. The Company currently expects the record date to be October 11, 2016. The new warrants are expected to be quoted on the OTC market. Under the Transfer Agreement, AXAR has agreed to waive its right to receive such dividend with respect to its founder shares and any rights or adjustments to its Private Placement Warrants under the Warrant Agreement in respect of such dividend.

If the Warrant Amendment Proposal is approved and the Company consummates an initial business combination, the public warrants will be exchanged for cash and/or shares of common stock described herein, and public warrantholders will cease to have any rights with respect to the public warrants (other than the right to receive such cash and/or stock consideration), including, without limitation, any rights pursuant to Section 4.1.2 of the Warrant Agreement, which provides for a decrease in the exercise price of the public warrants in connection with the payment of certain dividends, such as the dividends or distributions that will be made to public stockholders as described herein.

Q. Why is the Company holding a special meeting of its public warrantholders?

A.

At the special meeting of public warrantholders, our public warrantholders will be asked to consider and vote on a proposal to approve an amendment to the Warrant Agreement to provide for (i) the conversion, upon the consummation of a business combination, of all of the 12,000,000 outstanding public warrants into the right to receive $0.15 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants, and (ii) for the increase in the exercise price of the Private Placement Warrants from $11.50 to $12.50 per share (subject to further adjustment as provided therein). If the Warrant Amendment Proposal is approved, only the public warrants that were issued as part of the units in the Company's IPO will be converted into the right to receive cash or shares of the Company’s common stock. The Private Placement Warrants and the new warrants will not be converted.

If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless. If the Charter and Trust Proposals are approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, but the board of directors elects to waive such condition, then the public warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

In addition, at the special meeting of public warrantholders, holders of warrants will also be asked to approve a proposal to adjourn the special meeting of public warrantholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of public warrantholders, there are not sufficient votes to approve the Warrant Amendment Proposal. This is referred to herein as the Warrantholder Adjournment Proposal. This proposal will only be presented at the special meeting of public warrantholders if there are not sufficient votes to approve the Warrant Amendment Proposal.

Q. What vote is required to approve the proposals presented at the special meeting of public warrantholders?

A.

The affirmative vote of fifty percent (50%) or more of the Company’s outstanding public warrants as of the record date will be required to approve the Warrant Amendment Proposal. Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the public warrants represented in person or by proxy at the special meeting of public warrantholders.

Q, What is the deadline for voting at the special meetings?

A.

If you are a stockholder or public warrantholder of record, you may mark, sign, date and return the applicable enclosed proxy card, which must be received before the applicable special meeting, in order for your shares or warrants to be voted at the applicable special meeting. If you are a beneficial owner, please read the voting instructions provided by your bank, broker, trust or other nominee for information on the deadline for voting.

Q. What will happen if I abstain from voting or fail to vote?

A.

Abstaining or failing to vote will have the same effect as a vote against the Extension Amendment, against the Reverse Stock Split/Withdrawal Amendment, against the Name Change Amendment, against the Trust Extension Amendment, against the Trust Dividend Withdrawal Amendment and against the Warrant Amendment Proposal.

Q. What will happen if I sign and return my proxy card without indicating how I wish to vote?

A.

Signed and dated proxies received by us without an indication of how the stockholder or public warrantholder, as applicable, intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders and public warrantholders, as applicable.

Q. How can I submit my proxy or voting instructions?

A.

Whether you are a stockholder or public warrantholder of record or a beneficial owner, you may direct how your shares or warrants are voted without attending the special meeting(s). If you are a stockholder or public warrantholder of record, you may submit a proxy to direct how your shares or public warrants are voted at the special meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by mail by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares or public warrants are voted at the special meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.

Submitting a proxy or voting instructions will not affect your right to vote in person should you decide to attend the special meeting(s). However, if your shares or public warrants are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares or public warrants.

Q. What is the effect of giving a proxy?

A.

Proxies are solicited by and on behalf of our board of directors. Nicholas Radesca has been designated as a proxy by our board of directors. When proxies are properly returned, the shares or warrants represented by such proxies will be voted at the special meeting of stockholders or public warrantholders, as applicable, in accordance with the instructions of the stockholder or public warrantholder. If no specific instructions are given, however, the shares or warrants will be voted in accordance with the recommendations of our board of directors. If the special meetings are adjourned, the proxy holders can vote the shares or warrants on the new special meeting date or time as well, unless you have properly revoked your proxy instructions.

Q. How do I change my vote?

A.

If you have submitted a proxy to vote your shares or public warrants and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting of stockholders or public warrantholders, as applicable, or by voting in person at the applicable meeting(s). Attendance at the meeting(s) alone will not change your vote. You also may revoke your proxy by delivering to the Company’s Secretary at 405 Park Avenue, 14th Floor, New York, New York 10022, a written notice of revocation prior to the applicable special meeting(s).

Please note, however, that if your shares or public warrants are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares or public warrants are held in street name, and you wish to attend the applicable special meeting and vote at such special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares or warrants, as applicable, confirming your beneficial ownership of the shares or public warrants, as applicable, and giving you the right to vote your shares or warrants, as applicable.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.

No. Your broker can vote your shares or public warrants, as applicable, only if you provide instructions on how to vote. You should instruct your broker to vote your shares or public warrants. Your broker can tell you how to provide these instructions.

Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the meetings, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

If your shares or public warrants are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares or public warrants and follow the instructions included on that form regarding how to instruct your broker to vote your shares or public warrants. If you do not give instructions to your broker, your broker can vote your shares or public warrants with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe the all of the proposals to be voted upon at the special meetings are “non-discretionary” items, and therefore if you do not give your broker instructions, the shares or public warrants will be treated as broker non-votes.

With respect to the Charter and Trust Proposals and the Warrant Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Abstentions will have the same effect as a vote “AGAINST” the Stockholder Adjournment, while broker non-votes and shares not in attendance at the special meeting will have no effect on the outcome of any vote on the Stockholder Adjournment.

Abstentions will have the same effect as a vote “AGAINST” the Warrantholder Adjournment Proposal, while a broker non-vote and public warrants not in attendance at the special meeting of public warrantholders will have no effect on the outcome of any vote on the Warrantholder Adjournment Proposal.

Q. What is a quorum requirement?

A.

A quorum of stockholders is necessary to hold a valid meeting of stockholders. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting of stockholders. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes in attendance in person or by proxy at the special meeting of stockholders may adjourn the special meeting of stockholders to another date.

Q. Who can vote at the special meetings of the stockholders and public warrantholders?

The record date for the special meetings is September 20, 2016. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting of stockholders. On the record date, there were 30,000,000 shares of our common stock outstanding, 24,000,000 of which are public shares and 6,000,000 of which are founder shares. Record holders of the Company’s public warrants at the close of business on the record date are entitled to vote or have their votes cast at the special meeting of public warrantholders. On the record date, there were 12,000,000 outstanding public warrants to purchase an aggregate of 12,000,000 shares of the Company’s common stock. The Company’s warrants do not entitle the holders thereof to vote on the Charter and Trust Proposals at the special meeting of stockholders.

Stockholder or Public Warrantholder of Record:  Shares or Public Warrants Registered in Your Name. If on the record date your shares or public warrants were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder or public warrantholder of record. As a stockholder or public warrantholder of record, you may vote in person at the applicable special meeting or vote by proxy. Whether or not you plan to attend the applicable special meeting in person, we urge you to fill out and return the enclosed applicable proxy card to ensure your vote is counted.

Beneficial Owner:  Shares or Public Warrants Registered in the Name of a Broker or Bank. If on the record date your shares or public warrants were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares or public warrants in your account. You are also invited to attend the applicable special meeting. However, since you are not the stockholder or public warrantholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What if I object to the Charter and Trust Proposals? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Charter and Trust Proposals under the DGCL.
Q. What do I need to do now?

A.

The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder and/or public warrantholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed applicable proxy cards.

Q. How do I vote?

A.

If you are a holder of record of shares of common stock and/or public warrants, you may vote in person at the applicable special meeting(s) or by submitting a proxy for the applicable special meeting(s). Whether or not you plan to attend the special meeting(s) in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the applicable enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting(s) and vote in person if you have already voted by proxy.

If your shares or public warrants are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares or public warrants in your account. You are also invited to attend the applicable special meeting. However, since you are not the stockholder or public warrantholder of record, you may not vote your shares or public warrants in person at the applicable special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares?

A.

A redemption demand may be made by checking the applicable box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified under the caption “Redemption Rights” herein. You will only be entitled to receive cash in connection with a redemption of these shares if (i) the Charter and Trust Proposals are approved and (ii) you continue to hold such shares until the effective date of the Charter and Trust Proposals.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, email: mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m., New York time, on October 5, 2016 will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to 5:00 p.m., New York time, on October 5, 2016 not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares or public warrants are registered in more than one name or are registered in different accounts. For example, if you hold your shares or public warrants in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares and public warrants.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card(s) you should contact:
AR Capital Acquisition Corp. 405 Park Avenue, 14th Floor New York, New York 10022 Attn: Nicholas Radesca Telephone: (212) 415-6500
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
You may also contact the Company’s proxy solicitor at:
Morrow Sodali 470 West Avenue Stamford, CT 06902 Individuals call toll free: (800) 662-5200 Banks and Brokerage Firms, please call collect: (203) 658-9400 arcapital.info@morrowco.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;
•	contain projections of future results of operations or financial condition; or
•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders and warrantholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

SUMMARY

This section summarizes information related to the proposals to be voted on at the special meeting of stockholders and special meeting of public warrantholders. These matters are described in greater detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which it refers you. See “Where You Can Find More Information.”

The Company

AR Capital Acquisition Corp. is a blank check company incorporated on July 25, 2014 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On October 7, 2014, we completed our initial public offering of 24,000,000 public units, with each public unit consisting of one public share, and one-half of one warrant. Each whole warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. The public units were sold at an offering price of $10.00 per public unit, generating total gross proceeds of $240,000,000.

Prior to the consummation of our initial public offering, on August 1, 2014, the current sponsor, AR Capital, LLC, purchased 8,625,000 founder shares for $25,000, or approximately $0.003 per share. The founder shares are identical to the common stock included in the public units except that the founder shares are subject to certain transfer restrictions, as described in more detail below. On October 1, 2014, in connection with a reduction in the size of the initial public offering, the current sponsor contributed 1,725,000 founder shares back to the Company, which we canceled. Also on October 1, 2014, the current sponsor entered into a securities assignment agreement, pursuant to which the current sponsor sold 20,000 founder shares at their original price to each of David Gong, P. Sue Perrotty and Dr. Robert J. Froehlich, our independent directors. On December 4, 2014, as a result of the underwriters’ election not to exercise the over-allotment option in connection with our initial public offering, our initial stockholders forfeited an aggregate of 900,000 founder shares, consisting of a forfeiture of 2,609 founder shares by each of David Gong, P. Sue Perrotty and Dr. Robert J. Froehlich, and a forfeiture of 892,173 founder shares by the current sponsor. As a result of the forfeiture, the current sponsor holds 5,947,827 founder shares, and each of David Gong, P. Sue Perrotty and Dr. Robert J. Froehlich holds 17,391 founder shares, so that there are 6,000,000 founder shares outstanding. The number of founder shares represents 20% of our issued and outstanding shares.

Simultaneously with the consummation of our initial public offering, we consummated the private sale of 6,550,000 private placement warrants, each exercisable to purchase one share of our common stock at $11.50 per share, to the current sponsor at a price of $1.00 per warrant, generating gross proceeds of $6,550,000. After deducting the underwriting discounts and commissions (excluding the deferred portion of $8,400,000 in underwriting commissions and advisory fees, which amount will be payable if the initial business combination is consummated) and the offering expenses, the total net proceeds from our initial public offering and the private placement warrants was approximately $241,000,000, of which $240,000,000 (or approximately $10 per public unit) was placed in the trust account. The trust proceeds are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Our Charter provides that, other than the withdrawal of interest to pay income taxes and franchise taxes, none of the funds held in trust will be released until the earlier of (i) the completion of our initial business combination, (ii) a stockholder vote to amend our Charter to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete an initial business combination within 24 months from the closing of our initial public offering, and then only in connection with those shares of our common stock that such stockholders properly elect to redeem and (ii) the redemption of 100% of the public units if we are unable to complete an initial business combination within 24 months from the closing of our initial public offering.

After payment of underwriting discounts and commissions (excluding the deferred portion of $8,400,000 in underwriting commissions and advisory fees, which amount will be payable if the initial business combination is consummated) and approximately $750,000 in expenses relating to our initial public offering, approximately $1,000,000 of the net proceeds of our initial public offering and the private placement warrants was not deposited into the trust account and was retained by us for working capital purposes. The net proceeds deposited in the trust account remain on deposit in the trust account earning interest. As of June 30, 2016, there were $240,091,511 in investments held in the trust account and $179,359 held outside the trust account available for working capital purposes.

The mailing address of the Company’s principal executive office is 405 Park Avenue, 14th Floor, New York, New York 10022.

The Charter and Trust Proposals

The Extension Amendment

The Company is proposing to amend its Charter to extend the Termination Date from the Current Termination Date.

The Reverse Stock Split/Withdrawal Amendment

The Company is proposing to amend its Charter to effect a reverse stock split of its common stock, only if there are greater than 10,000,000 public shares outstanding immediately after the completion of any redemptions of public shares in connection with the Extension Amendment, using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of public shares to 10,000,000, and to permit the withdrawal of funds from the trust account to pay the cash dividend described in the Trust Dividend Withdrawal Amendment proposal.

The Name Change Amendment

The Company is proposing to amend its Charter to change the Company’s name from “AR Capital Acquisition Corp.” to “Axar Acquisition Corp.”

The Trust Extension Amendment

The Company is proposing to amend the trust agreement to extend the date on which the trustee must commence liquidation of the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal of funds from the trust account to pay public stockholders who properly exercise their redemption rights in connection with the Extension Amendment.

The Trust Dividend Withdrawal Amendment

The Company is proposing to amend the trust agreement to permit the withdrawal of funds from the trust account to pay a cash dividend to be declared by our board of directors on the common stock outstanding, which will be payable immediately after and only if the Reverse Stock Split is effected, in an amount per outstanding share equal to (i) the amount of cash held in the trust account in excess of $100,000,000 after giving effect to redemptions in connection with the Extension Amendment, divided by (ii) 10,000,000.

The Charter and Trust Proposals, if approved, will become effective upon the closing of the transactions contemplated by the Transfer Agreement.

If the Charter and Trust Proposals Are Not Approved

If the Charter and Trust Proposals are not approved and we do not consummate a business combination by October 7, 2016, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless.

If the Charter and Trust Proposals Are Approved

Under the terms of the proposed Charter and Trust Proposals, public stockholders may make the Election.

If each of the Extension Amendment, Trust Extension Amendment and Trust Dividend Withdrawal Amendment is approved by the affirmative vote of sixty-five percent (65%) or more of the common stock outstanding as of the record date and each of the Reverse Stock Split/Withdrawal Amendment and Name Change Amendment is approved by the affirmative vote of a majority of the Company’s outstanding common stock as of the record date, the Company will file an amendment to the Company’s Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and the Company will enter into the Trust Extension Amendment with the trustee substantially in the form of Annex B hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended, and its units, common stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination until the Extended Termination Date. Depending on how many holders of public shares make the Election, any business combination that is consummated may be considerably smaller in size than contemplated in the IPO.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is approved and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

AXAR has agreed to forfeit to the Company upon consummation of our initial business combination the number of founder shares equal to the excess (if positive) of (i) 6,000,000 over (ii) 25% of the sum of (a) the total number of public shares outstanding immediately following the completion of the actions contemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment, plus (b) the excess of (x) the total number of shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any shares or equity-linked securities exercisable for or convertible into shares of common stock issued, or to be issued, to any seller in the initial business combination or to AXAR or its affiliates, over (y) the number of public shares redeemed by public shareholders in connection with our initial business combination. In addition, AXAR has also agreed to forfeit to the Company upon consummation of our initial business combination a percentage of Private Placement Warrants equal to the percentage of founder shares forfeited pursuant to the preceding sentence. AXAR agreed to forfeit such founder shares in order to maintain its percentage ownership represented by the founder shares at 20% after giving effect to (i) the actions contemplated by the Charter and Trust Proposals, including any redemptions of public shares in connection with the Extension Amendment, and (ii) the sales of additional equity or equity-linked securities in connection with an initial business combination (other than to the seller of the target company or AXAR or its affiliates). AXAR has also agreed to make a pro rata forfeiture of its private placement warrants.

If the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, AXAR has agreed to lend us on January 1, 2017 and on the first business day of each fiscal quarter commencing thereafter through the fiscal quarter in which we consummate an initial business combination or commence liquidation of the trust account the lesser of (i) $0.05 multiplied by the number of outstanding public shares following the completion of the actions contemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment and the Reverse Stock Split and (ii) $250,000, which amounts will be deposited in the trust account. AXAR has also agreed to lend us up to $2 million for working capital and other expenses.

Accordingly, if the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, the redemption price per share in connection with an initial business combination or liquidation will be approximately $10.00 per share plus the pro rata amount of the Trust Loans deposited in the trust account at the time of such initial business combination or liquidation, in comparison to the current redemption price of approximately $10.00 per share if the Charter and Trust Proposals are not approved. The Loans are conditional upon the approval of the Charter and Trust Proposals and the consummation of the transactions contemplated by the Transfer Agreement, will be non-interest bearing and repayable by us to AXAR upon consummation of an initial business combination.

On September 16, 2016, the Company and Citigroup Global Markets Inc. entered into an amendment to the underwriting agreement for the IPO pursuant to which the underwriters have agreed to adjust the deferred underwriting discount payable upon the consummation of an initial business combination to be equal to 2.4% of the amount held in the trust account immediately after giving effect to the redemptions of public shares in connection with the Extension Amendment and the dividend paid in connection with the Reverse Stock Split, if any.

In addition, in order to incentivize our public stockholders not to redeem their shares in connection with the Extension Amendment, our board of directors intends to declare a dividend on our common stock to stockholders as of a record date following completion of the actions contemplated by the Charter and Trust Proposals consisting of one-half of one warrant per share of common stock, with each whole warrant exercisable to purchase one share of common stock at $12.50 per share (each a “new warrant”). The new warrants will not be exercisable until the later of (i) the date that is 30 days after the first date on which the Company completes an initial business combination and (ii) the date that is 12 months from the date the new warrants are issued, and will otherwise have the same terms and conditions as the public warrants without giving effect to the Warrant Amendment Proposal. As a result, for each share of common stock held as of the record date for the warrant dividend, the holder thereof will receive one-third of one new warrant. The Company currently expects the record date to be October 11, 2016. The new warrants are expected to be quoted on the OTC market. Under the Transfer Agreement, AXAR has agreed to waive its right to receive such dividend with respect to its founder shares and any rights or adjustments to its Private Placement Warrants under the Warrant Agreement in respect of such dividend.

If the Charter and Trust Proposals are approved, the withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Charter and Trust Proposals are approved, and the amount remaining in the trust account may be only small fraction of the approximately $240,091,511 that was in the trust account as of June 30, 2016. However, we will not proceed with the Charter and Trust Proposals if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter and Trust Proposals.

AXAR has agreed to succeed to AR Capital, LLC’s indemnification obligations with respect to the trust account. As such, AXAR has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered (other than the Company's independent auditors) or products sold to us, or a prospective target business with which we have entered into an acquisition agreement, reduce the amount of funds in the trust account, except as to any claims by a third party or target who executed an agreement waiving claims against and all rights to seek access to the trust account, whether or not such waiver is deemed to be enforceable, and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Company has not independently verified whether AXAR has sufficient funds to satisfy its indemnity obligations and has not asked AXAR to reserve for such indemnification obligations. Therefore, we cannot assure you that AXAR would be able to satisfy those obligations.

In addition, the founder shares to be transferred to AXAR upon consummation of the transactions contemplated by the Transfer Agreement will continue to be subject to the securities escrow agreement that we entered into in connection with the IPO with the initial holders of the founder shares and Continental Stock Transfer & Trust Company, as escrow agent. Upon completion of the transfer of the founder shares and Private Placement Warrants to AXAR under the Transfer Agreement, AR Capital, LLC will also (i) assign to

AXAR its rights and obligations under the registration rights agreement that AR Capital entered into with us in connection with the IPO, which provides for certain registration rights in respect of such founder shares and Private Placement Warrants, and (ii) enter into a termination of the compensation reimbursement agreement with us and acknowledge that all amounts payable by us thereunder are forgiven and fully discharged. The parties to the Transfer Agreement have also agreed to customary indemnification obligations in respect of breaches of representations, warranties, covenants and other losses or claims specified in the Transfer Agreement and releases of certain pre-transfer claims.

Redemption Rights

Public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment, regardless of how or whether such public stockholders vote on the Charter and Trust Proposals. If the Charter and Trust Proposals are approved, the remaining holders of public shares who do not make the Election will retain their right to redeem their public shares upon consummation of a proposed business combination and would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. There are no redemption rights available in respect of the Company’s outstanding public warrants.

TO DEMAND REDEMPTION, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON OCTOBER 5, 2016.

You will only be entitled to receive cash in connection with a redemption of these shares if (i) the Charter and Trust Proposals are approved and (ii) you continue to hold such shares until the effective date of the Charter & Trust Proposals.

In connection with tendering your shares for redemption, you must elect either (i) to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or (ii) to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares, in each case prior to 5:00 p.m., New York time, on October 5, 2016. The requirement for physical or electronic delivery prior to 5:00 p.m., New York time, on October 5, 2016 ensures that a redeeming holder’s election is irrevocable once the Charter and Trust Proposals are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after 5:00 p.m., New York time, on October 5, 2016.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Moreover, stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m., New York time, on October 5, 2016 will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to 5:00 p.m., New York time, on October 5, 2016 that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to 5:00 p.m., New York time, on October 5, 2016 not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter and Trust Proposals are not approved, these shares will not be redeemed and the physical or electronic shares will be returned to the stockholder promptly following the determination that the Charter and Trust Proposals will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter and Trust Proposals would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the shares of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. As of the record date, this would amount to approximately $10.00 per share. The closing price of the Company’s common stock on September 23, 2016 was $9.98.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent or deliver your shares to the Company’s transfer agent electronic using The Depository Trust Company’s DWAC System prior to 5:00 p.m., New York time, on October 5, 2016. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter and Trust Proposals would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

The Warrant Amendment

At the special meeting of public warrantholders, our public warrantholders will be asked to consider and vote on the Warrant Amendment Proposal to approve an amendment to the Warrant Agreement, between the Company and Continental Stock Transfer & Trust Company, to provide for (i) the conversion, upon the consummation of a business combination, of all of the 12,000,000 outstanding public warrants into the right to receive $0.15 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants and (ii) for the increase in the exercise price of the Private Placement Warrants from $11.50 to $12.50 per share (subject to further adjustment as provided therein). If the Warrant Amendment Proposal is approved, only the public warrants that were issued as part of the units in the Company's IPO will be converted into the right to receive cash or shares of the Company’s common stock. The Private Placement Warrants and the new warrants will not be converted.

The Special Meeting of Stockholders and the Special Meeting of Public Warrantholders

Date, Time and Place.  The special meeting of the Company’s stockholders will be held at 10:00 a.m., local time, and the special meeting of the Company’s warrantholders will be held at 10:15 a.m., local time, at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 on Thursday, October 6, 2016.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the special meetings, if you owned the Company’s common stock or warrants, as applicable, at the close of business on September 20, 2016, the record date for the special meeting of stockholders and the special meeting of public warrantholders. You are entitled to one vote for each warrant that you owned on the close of business on the record date, and one vote for each share of common stock that you owned at the close of business on the record date. If your shares or warrants are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares or warrants you beneficially own are properly counted. Our warrants do not have voting rights other than with respect to the Warrant Amendment Proposal and the Warrantholder Adjournment Proposal. On the record date, there were 30,000,000 shares of our common stock outstanding, 24,000,000 of which are public shares and 6,000,000 of which are founder shares. On the record date, there were 12,000,000 warrants outstanding to purchase an aggregate of 12,000,000 shares of common stock.

Votes Required.  The affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve each of the Extension Amendment and the Trust Extension Amendment. The affirmative vote of a majority of the Company’s outstanding common stock as of the record date will be required to approve the Name Change Amendment. Approval of the Stockholder Adjournment requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

At the close of business on September 15, 2016, there were 30,000,000 shares of our common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter and Trust Proposals to be approved, you must abstain, not vote, or vote against such proposals. If the Charter and Trust Proposals are approved, you will be entitled to redeem your shares for cash in connection with this vote if you make the Election. If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the trust account if the Company has not completed a business combination by the Extended Termination Date.

With respect to the Charter and Trust Proposals, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe the Charter and Trust Proposals are “non-discretionary” items, and therefore if you do not give your broker instructions, the shares will be treated as broker non-votes. Abstentions will have the same effect as a vote “AGAINST” the Stockholder Adjournment, while broker non-votes and shares not in attendance at the special meeting of stockholders will have no effect on the outcome of any vote on the Stockholder Adjournment.

Under the terms of the warrant agreement governing our warrants, the affirmative vote of fifty percent (50%) or more of the Company’s 12,000,000 outstanding public warrants as of the record date will be required to approve the Warrant Amendment Proposal. Accordingly, a warrantholder’s failure to vote by proxy or to vote in person at the special meeting of public warrantholders, an abstention from voting or a broker non-vote will have the same effect as a vote “AGAINST” the Warrant Amendment Proposal.

The approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the public warrants represented in person or by proxy at the special meeting of public warrantholders. Accordingly, abstentions will have the same effect as a vote “AGAINST” the Warrantholder Adjournment Proposal, while a broker non-vote and warrants not in attendance at the special meeting of public warrantholders will have no effect on the outcome of any vote on the Warrantholder Adjournment Proposal.

Redemption.  A redemption demand may be made by checking the applicable box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if (i) the Charter and Trust Proposals are approved and (ii) you continue to hold such shares until the effective date of the Charter and Trust Proposals.

Proxies; Board Solicitation.  Your proxy is being solicited by the Company’s board of directors on the proposals to approve the Charter and Trust Proposals and the Stockholder Adjournment Proposal being presented to stockholders at the special meeting of stockholders and the Warrant Amendment Proposal and Warrant Adjournment Proposal at the special meeting of public warrantholders. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares or warrants, as applicable, in person at the applicable special meeting.

The Company has retained Morrow to assist it in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares or warrants, you may call Morrow at (800) 662-5200. The Company has agreed to pay Morrow a fee of $20,000 for its services in connection with the special meetings. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Accounting Treatment

The reverse stock split and the cash dividend in connection therewith have the same effect from an accounting perspective as redemptions by public stockholders in connection with the Extension Amendment. The reverse stock split and the cash dividend in connection therewith will only occur if more than 10 million public shares remain outstanding after the redemptions by public holders in connection with the vote on the Extension Amendment. In that case, the purpose of the reverse stock split and the related cash distribution is to make it as if there were additional redemptions down to 10 million public shares with associated distributions from the trust account of $10.00 per share, by reverse splitting the common stock so that 10 million public shares remain and distributing $10.00 per public share that is split out of existence.

Accordingly, if the proposals to effect the reverse stock split and related cash dividend were effective as of June 30, 2016, assuming that more than 10 million public shares remain outstanding following any redemptions by holders of public shares in connection with the Extension Amendment, the pro forma balance sheet would have reflected pro forma adjustments as a result of the reverse stock split and cash dividend to reduce “Investments held in the Trust Account” by approximately $140.1 million from approximately $240.1 million to $100.0 million and to reduce “Common stock subject to possible redemption” by approximately $140.1 million to approximately $88.6 million. “Deferred underwriting fees” would be reduced by approximately $3.4 million to $2.4 million or 2.4% of the “Investments held in trust account” with an offsetting increase to “Common stock subject to possible redemption” by $3.4 million. The pro forma adjustments at June 30, 2016 would result in total assets of $100.2 million, total liabilities of $3.3 million, common stock subject to possible redemption of $92.0 million and total stockholders’ equity of $5.0 million.

If the proposals to effect the reverse stock split and related cash dividend were effective as of December 31, 2015, assuming more than 10 million public shares remain outstanding following any redemptions by holders of public shares in connection with the Extension Amendment, the pro forma balance sheet would have reflected pro forma adjustments as a result of the reverse stock split and cash dividend to reduce “Investments held in Trust Account” by approximately $140.0 million from approximately $240.0 million to $100.0 million and to reduce “Common stock subject to possible redemption” by approximately $140.0 million to approximately $87.0 million. “Deferred underwriting fees” would be reduced by approximately $6.0 million to $2.4 million or 2.4% of the “Investments held in Trust Account” with an offsetting increase to “Common stock subject to possible redemption” by $6.0 million. The pro forma adjustments at December 31, 2015 would result in total assets of $100.7 million, total liabilities of $2.7 million, common stock subject to possible redemption of $93.0 and total stockholders’ equity of $5.0 million.

Assuming (i) that more than 10 million public shares remain outstanding following any redemptions by holders of public shares in connection with the Extension Amendment and (ii) the proposals to effect the reverse stock split and related cash dividend were effective as of January 1, 2015, the pro forma statement of operations would have reflected a pro forma adjustment to decrease “Interest income from trust account” in the amount of approximately $0.1 million for the six months ended June 30, 2016 and less than $10 thousand for the fiscal year ended December 31, 2015.

In addition, if the proposals to effect the reverse stock split and related cash dividend were effective as of June 30, 2016, assuming that 21.5 million public shares are redeemed in connection with the Extension Amendment such that $25 million remains in the Trust Account (which is the minimum amount that must remain in the Trust Account after redemptions), the pro forma balance sheet would have reflected pro forma adjustments to reduce “Investments held in the Trust Account” by approximately $215.1 million from approximately $240.1 million to $25.0 million and to reduce “Common stock subject to possible redemption” by approximately $215.1 million to approximately $13.6 million. “Deferred underwriting fees” would also be reduced by approximately $5.2 million to $0.6 million or 2.4% of the “Investments held in the Trust Account” with an offsetting increase to “Common stock subject to possible redemption” by $5.2 million. The pro forma adjustments at June 30, 2016 would result in total assets of $25.2 million, total liabilities of $1.5 million, common stock subject to possible redemption of $18.7 million, total stockholders’ equity of $5.0 million and total equity of $23.7 million.

If the proposals to effect the reverse stock split and related cash dividend were effective as of December 31, 2015, assuming that 21.5 million public shares are redeemed in connection with the Extension Amendment such that $25 million remains in the Trust Account (which is the amount that must remain in the Trust Account after redemptions), the pro forma balance sheet would have reflected pro forma adjustments to reduce “Investments held in Trust Account” by approximately $215.0 million from approximately $240.0 million to $25.0 million and to reduce “Common stock subject to possible redemption” by approximately $215.0 million to approximately $12.0 million. “Deferred underwriting fees” would also be reduced by approximately $7.8 million to $0.6 million or 2.4% of the “Investments held in Trust Account” with an offsetting increase to “Common stock subject to possible redemption” by $7.8 million. The pro forma adjustments at December 31, 2015 would result in total assets of $25.7 million, total liabilities of $0.9 million, common stock subject to possible redemption of $19.8 and total stockholders’ equity of $5.0 million.

Assuming the redemption of 21.5 million public shares was effective as of January 1, 2015, the pro forma statement of operations would have reflected a pro forma adjustment to decrease “Interest income from Trust Account” in the amount of approximately $0.2 million for the six months ended June 30, 2016 and less than $15 thousand for the fiscal year ended December 31, 2015.

With respect to the Warrant Amendment Proposal and the dividend of new warrants, the modification of the existing warrants and the issuance of new warrants would have no impact on the pro forma financial statements. The cash or stock payable on the existing public warrants if the Warrant Amendment Proposal is approved is contingent upon the completion of a business combination and, therefore, does not meet the criteria for recognition. The Company also notes that the existing warrants are not currently reflected in the Company’s balance sheet or income statement and therefore the strike price change to the Private Placement Warrants would have no impact on the pro forma financial statements. The same would be the case for the new warrants to be issued as a dividend. The dilutive effect of the warrants is considered in the computation of earnings per share, but because the Company has net losses, the effect of inclusion of the warrants would be antidilutive, and therefore ignored.

Material U.S. Federal Income Tax Consequences of Redemption of Shares, Warrant Conversion, New Warrant Distributions and Reverse Stock Split

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights, the conversion of our warrants into shares of our common stock or cash (the “Warrant Conversion”) pursuant to the Warrant Amendment Proposal, the distribution of new warrants in respect of shares of common stock of the Company (the “New Warrant Distributions”), and the Reverse Stock Split, in each case in connection with the approval of the Charter and Trust Proposals and Warrant Amendment Proposal. Because the components of a unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying common stock of the Company and warrant components of the unit, as the case may be. As a result, the discussion below of the U.S. federal income tax consequences with respect to direct holders of common stock of the Company and warrants should also apply to holders of units (as the deemed owners of the underlying common stock of the Company and warrants that comprise the units).

This discussion assumes that common stock of the Company and warrants will trade separately and that any distributions made (or deemed made) by us on our common stock and any consideration received (or deemed received) by a holder in consideration for the sale or other disposition of our securities will be in U.S. dollars.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders and warrantholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders and warrantholders of the Company who are “United States persons,” as defined in the Code and who hold their shares and warrants, as applicable, as a “capital asset,” as defined in the Code. A stockholder or warrantholder is a United States person for U.S. federal income tax purposes if such stockholder or warrantholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders or warrantholders in light of their individual circumstances or to certain types of stockholders or warrantholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, cooperatives, banks and certain other financial institutions, insurance companies, governments or agencies or instrumentalities thereof, tax exempt organizations, retirement plans, stockholders or warrantholders that are, or hold shares or warrants through, partnerships or other pass through entities for U.S. federal income tax purposes, United States persons whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders or warrantholders holding Company shares or warrants as a part of a straddle, hedging, constructive sale or conversion transaction.

If a partnership is a stockholder or warrantholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election and of the Warrant Conversion, the New Warrant Distributions, and the Reverse Stock Split, as applicable.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election, and of the Warrant Conversion, the New Warrant Distributions, and the Reverse Stock Split. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election, the Warrant Conversion, the New Warrant Distributions, and the Reverse Stock Split. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION AND OF THE WARRANT CONVERSION, THE NEW WARRANT DISTRIBUTIONS AND THE REVERSE STOCK SPLIT INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment, Trust Extension Amendment and Name Change Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment, Trust Extension Amendment and Name Change Amendment and consummation of other transactions described in this proxy statement.

U.S. Federal Income Tax Treatment of Electing Stockholders

A stockholder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will be considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated, in whole part in part, as (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the stockholder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the stockholder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A stockholder’s adjusted tax basis in the redeemed shares generally will equal the stockholder’s acquisition cost for those shares. If the stockholder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. The calculation of gain or loss must be made separately for each block of shares owned by a stockholder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendment, Trust Extension Amendment and Name Change Amendment.

A redemption will be treated as a Sale with respect to a stockholder if the redemption of the stockholder’s shares (i) results in a “complete termination” of the stockholder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the stockholder or (iii) is “not essentially equivalent to a dividend” with respect to such stockholder. In determining whether any of these tests has been met, each stockholder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A stockholder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any stockholder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be treated as making a complete termination of his interest in the Company.

In general, a distribution to a stockholder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the stockholder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such stockholder (actually and constructively) before the redemption. Whether the redemption will result in a more than 20% reduction in a stockholder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election. There will be a complete termination of a stockholder’s interest if either (i) all of our shares actually and constructively owned by the stockholder are redeemed or (ii) all of our shares actually owned by the stockholder are redeemed and the stockholder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the stockholder does not constructively own any other shares of ours.

Even if the redemption of a stockholder’s shares in connection with the Extension Amendment, Trust Extension Amendment and Name Change Amendment is not treated as a Sale under either the “complete termination” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the stockholder’s proportionate equity interest in the Company. Whether the redemption will result in a meaningful reduction in a stockholder’s proportionate equity interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and stockholders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a stockholder, amounts received in exchange for the stockholder’s redeemed shares will be taxable to the stockholder as a “dividend” to the extent of such stockholder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings and profits. If there are no current or accumulated earnings or the amount of the Distribution to the stockholder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the stockholder (to the extent of the stockholder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the stockholder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering stockholder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be added to the tax basis of any remaining shares held by such stockholder. If the redemption is treated as a dividend but the stockholder has not retained any actually owned shares, the stockholder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Stockholders who actually or constructively own five percent (or, if our ordinary shares are not then publicly traded, one percent) or more of our shares (by vote or value) may be subject to special reporting requirements with respect to a redemption of ordinary shares, and such holders should consult with their own tax advisors with respect to their reporting requirements.

Warrant Conversion for Cash

Upon a conversion of our warrants for cash, a warrantholder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized by such warrantholder and such warrantholder’s adjusted tax basis in the warrants. Any such capital gain or loss generally will be long-term capital gain or loss if the warrantholder’s holding period for the warrant so disposed of exceeds one year. Generally, a warrantholder will recognize gain or loss in an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the warrantholder’s adjusted tax basis in its warrant so disposed of. A warrantholder’s adjusted tax basis in its warrants generally will equal the warrantholder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate warrantholder is currently eligible to be taxed at reduced rates. The deduction of capital losses is subject to certain limitations.

Warrant Conversion for Shares

We intend to treat a conversion of warrants into shares as a tax-free recapitalization for U.S. federal income tax purposes. Under this treatment, the federal income tax consequences of the conversion should be generally that the conversion should not result in the recognition of gain or loss by a warrantholder, the basis in a share that the warrantholder would receive in such conversion should equal the warrantholder’s basis in the warrants converted into that share, and the holding period for the share would include the warrantholder’s holding period for the warrants surrendered for that share in the conversion.

However, it is possible that the conversion of warrants into shares could be treated as a taxable exchange in which gain or loss would be recognized. In such event, a warrantholder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the common stock of the Company received as a result of the conversion and the warrantholder’s tax basis in the warrants surrendered therefor. In this case, a warrantholder’s tax basis in the shares received would equal the sum of the fair market value of the shares received. A warrantholder’s holding period for the shares would commence on the date following the date of conversion (or possibly the date of conversion) of the warrant.

It is also possible that such conversion could be treated as a cashless exercise of the warrants. The tax consequences of a cashless exercise of a warrant are not clear under current tax law. A cashless exercise may be tax-free, either because the exercise is not a gain realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. In either tax-free situation, a warrantholder’s basis in the common stock of the Company received upon the conversion would equal such warrantholder’s basis in the warrant. It is also possible that a cashless exercise could be treated as a taxable exchange in which gain or loss would be recognized. In such event, a warrantholder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the common stock of the Company received as a result of the conversion and the warrantholder’s tax basis in the warrants surrendered therefor. In this case, a warrantholder’s tax basis in the common stock of the Company received would equal the sum of the fair market value of the common stock of the Company received as a result of the conversion.

Due to the absence of authority on the U.S. federal income tax treatment of the conversion of warrants into shares, there can be no assurance which, if any, of the alternative tax consequences would be adopted by the IRS or a court of law. Accordingly, warrantholders should consult their tax advisors regarding the tax consequences of the Warrant Conversion.

It is also possible that the shares received by a warrantholder could result in a constructive distribution under Section 305 of the Code. Under Section 305 of the Code, an adjustment to the number of warrant shares that will be issued on the exercise of the warrants, or an adjustment to the exercise price of the warrants, may be treated as a constructive distribution to a warrant holder if, and to the extent that, such adjustment has the effect of increasing such warrantholder’s proportionate interest in the “earnings and profits” or the Company’s assets, depending on the circumstances of such adjustment (for example, if such adjustment is to compensate for a distribution of cash or other property to our stockholders). However, the Treasury regulations provide that only those recapitalizations that are pursuant to a plan to periodically increase a shareholder’s proportionate interest in the assets or earnings of a corporation will be deemed to result in a distribution under Section 305(c) of the Code. Stockholders and warrantholders should consult with their own tax advisors as to the tax consequences of the Warrant Conversion under Section 305 of the Code, especially in light of the recently enacted proposed regulations thereunder.

New Warrant Distributions

There is no authority addressing the federal income tax treatment of a distribution of securities with terms substantially the same as the new warrants under substantially similar circumstances, and, therefore, the tax treatment of the New Warrant Distributions is not entirely clear. We intend to treat each new warrant for federal income tax purposes as acquired in a distribution pursuant to which the value of the new warrant is not included in the gross income of the recipient under Section 305(a) of the Code. Specifically, Section 305(a) of the Code states that a shareholder’s taxable income does not include in-kind stock dividends. For such purpose, a distribution of rights to acquire stock of the distributing corporation (such as the new warrants) constitutes a distribution of stock. Pursuant to this treatment, each recipient of a new warrant must allocate the purchase price paid by such recipient for the related share of common stock between the share of common stock and the new warrant based on their respective fair market values. However, the basis of the warrant will be zero if the fair market value of the new warrant on the date of the distribution is less than 15% of the fair market value of the related share of common stock, unless the recipient elects to allocate part of the basis of the common stock to the warrant as provided in the preceding sentence. Any such election will apply to all warrants received on the distribution date and once made is irrevocable. The fair market value of the new warrants on the date that the new warrants are distributed is uncertain, and we have not obtained, and do not intend to obtain, an appraisal of the fair market value of the new warrants on that date. In determining the fair market value of the new warrants, you should consider all relevant facts and circumstances.

The general rule of non-recognition in Section 305(a) is subject to exceptions in Section 305(b), which include “disproportionate distributions.” A disproportionate distribution is a distribution or a series of distributions, including deemed distributions, that has the effect of the receipt of cash or other property by some shareholders and an increase in the proportionate interest of other shareholders in a corporation’s assets or earnings and profits.

Our view regarding the tax-free treatment of the New Warrant Distributions described above and a holder’s purchase price allocation are not binding on the IRS or a court of law. Because there are no authorities directly addressing a distribution of securities similar to the new warrants, no assurance can be given that the IRS or the courts will agree with the characterization of the New Warrant Distributions described above or the discussion below. If this position is finally determined by the IRS or a court to be incorrect, whether on the basis that the issuance of the new warrants is a “disproportionate distribution” or otherwise, the fair market value of the new warrants would be taxable to holders of our common stock as a dividend to the extent of the holder’s pro rata share of our current and accumulated earnings and profits, if any, with any excess being treated as a return of capital to the extent thereof and then as capital gain.

We urge you to consult your tax advisors regarding the federal income tax consequences of the receipt of new warrants pursuant to the New Warrant Conversion and the disposition or exercise thereof.

Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “recapitalization” under Section 368 of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization, a stockholder generally will not recognize gain or loss upon the exchange (or deemed exchange) of old shares of common stock solely for new shares of common stock pursuant to the reverse stock split (except to the extent of any cash received in lieu of fractional shares of new common stock) under Section 354 of the Code. The aggregate tax basis of the new shares received in the Reverse Stock Split will be the same as the aggregate tax basis in the old shares exchanged. The holding period for the new shares will include the period during which the old shares surrendered in the Reverse Stock Split were held. Notwithstanding the foregoing, the federal income tax consequences of the receipt of an additional share in lieu of a fractional interest is not clear, but may result in tax liabilities which should not be material in amount in view of the low value of the rounded-up fractional interest.

Based on Treasury Regulation Section 1.301-1(l), dividends declared and paid on the outstanding shares of common stock immediately after giving effect to the Charter and Trust Proposals and the redemption of public shares in connection therewith (the “Subsequent Distributions”) are expected to be treated as a distribution independent of the Reverse Stock Split. If the Subsequent Distributions are so treated, such Subsequent Distribution received by a stockholder will constitute a dividend for U.S. federal income tax purposes to the extent deemed paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If there are no current or accumulated earnings or the amount of the Subsequent Distribution to the stockholder exceeds his share of earnings and profits, the excess of the amount of the Subsequent Distribution received by the stockholder over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the stockholder (to the extent of the stockholder’s adjusted tax basis in the redeemed shares). Any amounts received by the stockholder in the Subsequent Distribution in excess of the stockholder’s adjusted tax basis in the stockholder’s shares of the Company will constitute taxable gain of the same character as if the shares had been transferred in a sale and thus will result in recognition of capital gain to the extent of such excess.

It is also possible that the Subsequent Distributions could be treated as a distribution that is not independent of the Reverse Stock Split within the meaning of Treasury Regulation Section 1.301-1(l) and thus as a distribution of “boot” for U.S. federal income tax purposes. In such case, the Subsequent Distributions may be taxable as a dividend or as gain from the sale of a share of stock based on certain hypothetical redemption tests. In either case, the basis of the stock received in the Reverse Stock Split will be the same as the adjusted tax basis the stockholder had immediately prior to the Reverse Stock Split decreased by the amount of the Subsequent Distributions received and increased by the amount treated as either gain or a dividend.

Our view regarding the tax consequence of the Reverse Stock Split and the Subsequent Distributions are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept it. Each stockholder is urged to consult its own tax advisor regarding the U.S. federal income tax consequences of the Reverse Stock Split and the Subsequent Distributions in light of their personal circumstances and the consequences of the Reverse Stock Split and the Subsequent Distributions under U.S. federal non-income tax laws and state, local, and foreign tax laws.

Net Investment Income Tax

In addition to the U.S. federal income tax, discussed above, certain stockholders and warrantholders are subject to an additional 3.8% tax (the “net investment income tax”) on their “net investment income” to the extent that their net investment income, when added to their other modified adjusted gross income, exceeds certain thresholds. For these purposes, “net investment income” generally equals a stockholder’s or warrantholder’s gross investment income (e.g., interest income, dividends and gain from the sale or other disposition of stock or warrants) reduced by deductions that are allocable to such income. The net investment income tax is determined in a manner which is different than the manner in which the U.S. federal income tax is determined. Stockholders and warrantholders are urged to consult their own tax advisors regarding the implications of the net investment income tax.

Information Reporting and Back-up Withholding

Dividend payments with respect to our common shares and proceeds from the sale (including deemed sale), exchange, redemption or other taxable disposition of our shares and warrants may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. stockholder (or other payee) who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a stockholder’s (or a warrantholder’s, as applicable) U.S. federal income tax liability, provided that such holder furnishes certain required information to the IRS in a timely fashion.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares, the Warrant Conversion, the New Warrant Distributions, the Reverse Stock Split, and the Subsequent Distributions in connection with the Extension Amendment, Trust Extension Amendment and Name Change Amendment.

Company’s Recommendation to Stockholders and Public Warrantholders

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Charter and Trust Proposals and Warrant Amendment Proposal are fair to, and in the best interests of, the Company and its stockholders and public warrantholders. The board of directors has approved and declared advisable the Charter and Trust Proposals and Warrant Amendment Proposal, and recommends that you vote “FOR” the adoption of the Charter and Trust Proposals, Warrant Amendment Proposal and any Stockholder Adjournment and Warrantholder Adjournment Proposal. See the section entitled “The Board’s Reasons for the Charter and Trust Proposals and Warrant Amendment Proposal, its Conclusion, and its Recommendation.”

Interests of the Company’s Officers and Directors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder or public warrantholder. See the section entitled “Interests of the Company’s Officers and Directors.”

Stock Ownership

Information concerning the holders of certain Company stockholders is set forth below under “Beneficial Ownership of Securities.”

THE SPECIAL MEETING OF STOCKHOLDERS

The Company is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Company’s board of directors for use at the special meeting of stockholders in connection with the proposed Charter and Trust Proposals. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting of stockholders.

Date, Time and Place.  The special meeting of stockholders will be held at 10:00 a.m., local time, at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 on Thursday, October 6, 2016, to vote on the proposals to approve the Charter and Trust Proposals.

Purpose.  At the special meeting of stockholders, holders of the Company’s common stock will be asked to consider and vote upon the following six proposals:

(1)	to amend the Company’s Charter to extend the Termination Date from the Current Termination Date to the Extended Termination Date.
(2)	a proposal to amend the Company’s Charter to effect a reverse stock split of its common stock, only if there are greater than 10,000,000 public shares outstanding immediately after the completion of any redemptions of public shares in connection with the Extension Amendment, using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of public shares to 10,000,000, and to permit the withdrawal of funds from the trust account to pay the cash dividend described in the Trust Dividend Withdrawal Amendment proposal below;
(3)	to amend the Company’s Charter to change the Company’s name from “AR Capital Acquisition Corp.” to “Axar Acquisition Corp.”;
(4)	to amend the trust agreement to extend the date on which the trustee must commence liquidation of the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal of funds from the trust account to pay public stockholders who properly exercise their redemption rights in connection with the Extension Amendment;
(5)	a proposal to amend the trust agreement to permit the withdrawal of funds from the trust account to pay a cash dividend to be declared by our board of directors on the common stock outstanding, which will be payable immediately after and only if the Reverse Stock Split is effected, in an amount per outstanding share equal to (i) the amount of cash held in the trust account in excess of $100,000,000 after giving effect to redemptions in connection with the Extension Amendment, divided by (ii) 10,000,000; and
(6)	a proposal to adjourn the special meeting of stockholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of stockholders, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

The purpose of the Charter and Trust Proposals is to allow the Company more time to complete an initial business combination and to reflect the Company’s New Management. The purpose of effecting the Reverse Stock Split followed by the cash dividend in the circumstances described herein is to reduce the number of public shares to no more than 10,000,000 and the amount of cash held in the trust account to no more than $100,000,000, which the Company believes is the appropriate amount of investment by public stockholders in the Company with which to seek an initial business combination.

The Charter and Trust Proposals, if approved, will become effective upon the closing of the transactions contemplated by the Transfer Agreement.

The Company’s IPO prospectus and Charter provide that the Company has until October 7, 2016 to complete an initial business combination. Since the completion of the IPO, we have been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of our IPO, we began to search for an appropriate business combination target. During the process, we relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. Notwithstanding these efforts, we have been unable to locate a suitable target business.

On September 16, 2016, we entered into the Transfer Agreement with AR Capital, LLC, our current sponsor which holds 5,947,827 founder shares and 6,550,000 Private Placement Warrants, and AXAR, our new sponsor, pursuant to which AR Capital, LLC agreed to transfer to AXAR all of its founder shares and Private Placement Warrants, subject to the approval of the Charter and Trust Proposals and other customary closing conditions, in exchange for the payment by AXAR of (i) $10.00 payable in cash on the first business day following the approval of the Charter and Trust Proposals and (ii) an additional amount, payable in cash upon the consummation of our initial business combination, equal to 2.5% of the amount of cash held in the trust account immediately following the completion of any and all redemptions of public shares in connection with the Extension Amendment and the payment of the cash dividend in connection with the Reverse Stock Split, if any, provided that such amount shall not be less than $1,000,000 nor more than $2,500,000. It is a closing condition under the Transfer Agreement that there be at least $25 million in the trust account after giving effect to any redemptions by public stockholders in connection with the Extension Amendment.

AXAR and the Company’s independent directors have agreed to waive their rights to receive the cash dividend which may be declared in connection with the Reverse Stock Split, if any, with respect to their founder shares.

Under the Transfer Agreement, AXAR has agreed to support the Company’s initial business combination by committing to purchase at least $100 million of shares of common stock of the Company in connection with the Company’s initial business combination, at a price per share of $10.00.

Our board of directors also (i) appointed Andrew Axelrod as a member of our board of directors, Mr. Axelrod as Chief Executive Officer and Executive Chairman and Lionel Benichou as Chief Financial Officer of the Company and (ii) accepted the resignations of Nicholas Schorsch (as Chairman of the Board of Directors), William M. Kahane (as Chief Executive Officer and director) and Nicholas Radesca (as Chief Financial Officer), in each case effective upon approval of the Charter and Trust Proposals and the closing of the transactions contemplated by the Transfer Agreement. Our board of directors believes this change in our management will give us a better chance to consummate a business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Termination Date in order for the New Management to have sufficient time to propose a business combination opportunity to our stockholders.

If the Charter and Trust Proposals are approved, the remaining holders of public shares who do not make the Election will retain their right to redeem their public shares upon consummation of a proposed business combination and would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date.

AXAR has agreed to forfeit to the Company upon consummation of our initial business combination the number of founder shares equal to the excess (if positive) of (i) 6,000,000 over (ii) 25% of the sum of (a) the total number of public shares outstanding immediately following the completion of the actions comtemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment, plus (b) the excess of (x) the total number of shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any shares or equity-linked securities exercisable for or convertible into shares of common stock issued, or to be issued, to any seller in the initial business combination or to AXAR or its affiliates, over (y) the number of public shares redeemed by public shareholders in connection with our initial business combination. AXAR agreed to forfeit such founder shares in order to maintain the percentage ownership represented by the founder shares at 20% after giving effect to (i) any actions contemplated by the Charter and Trust Proposals, including any redemptions of public shares in connection with the Extension Amendment, and (ii) any sales of additional equity or equity-linked securities in connection with an initial business combination (other than to the seller of the target company or AXAR or its affiliates). In addition, AXAR has also agreed to forfeit to the Company upon consummation of the Company's initial business combination a percentage of Private Placement Warrants equal to the percentage of founder shares to be forfeited pursuant to the foregoing.

If the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, AXAR has agreed to lend us on January 1, 2017 and on the first business day of each of the following three fiscal quarters commencing thereafter (or, if the Extended Termination Date is October 1, 2017, the following two fiscal quarters commencing thereafter) the lesser of (i) $0.05 multiplied by the number of outstanding public shares following the completion of the actions contemplated by the Charter and Trust Proposals and after giving effect to all redemptions of public shares in connection with the Extension Amendment and the Reverse Stock Split and (ii) $250,000, which amounts will be deposited in the trust account. AXAR has also agreed to lend us up to $2 million for working capital and other expenses. Accordingly, if the Charter and Trust Proposals are approved and the transfer of founder shares and Private Placement Warrants to AXAR is completed, the redemption price per share in connection with an initial business combination or liquidation will be approximately $10.00 per share plus the pro rata amount of the Trust Loans deposited in the trust account at the time of such initial business combination or liquidation, in comparison to the current redemption price of approximately $10.00 per share if the Charter and Trust Proposals are not approved. The Loans are conditional upon the approval of the Charter and Trust Proposals and the consummation of the transactions contemplated by the Transfer Agreement, will be non-interest bearing and repayable by us to AXAR upon consummation of an initial business combination.

On September 16, 2016, the Company and Citigroup Global Markets Inc. entered into an amendment to the underwriting agreement for the IPO pursuant to which the underwriters have agreed to adjust the deferred underwriting discount payable upon the consummation of an initial business combination to be equal to 2.4% of the amount held in the trust account immediately after giving effect to the redemptions of public shares in connection with the Extension Amendment and the dividend paid in connection with the Reverse Stock Split/Withdrawal Amendment, if any.

In addition, in order to incentivize our public stockholders not to redeem their shares in connection with the Extension Amendment, our board of directors intends to declare a dividend on our common stock to stockholders as of a record date following completion of the actions contemplated by the Charter and Trust Proposals consisting of one-half of one warrant per share of common stock, with each whole warrant exercisable to purchase one share of common stock at $12.50 per share (each a “new warrant”). The new warrants will not be exercisable until the later of (i) the date that is 30 days after the first date on which the Company completes an initial business combination and (ii) the date that is 12 months from the date the new warrants are issued, and will otherwise have the same terms and conditions as the public warrants without giving effect to the Warrant Amendment Proposal. As a result, for each share of common stock held as of the record date for the warrant dividend, the holder thereof will receive one-half of one new warrant. The Company currently expects the record date to be October 11, 2016. The new warrants are expected to be quoted on the OTC market. Under the Transfer Agreement, AXAR has agreed to waive its right to receive such dividend with respect to its founder shares.

If the Warrant Amendment Proposal is approved and the Company consummates an initial business combination, the public warrants will be exchanged for cash and/or shares of common stock described herein, and public warrantholders will cease to have any rights with respect to the public warrants (other than the right to receive such cash and/or stock consideration), including, without limitation, any rights pursuant to Section 4.1.2 of the Warrant Agreement, which provides for a decrease in the exercise price of the public warrants in connection with the payment of certain dividends, such as the dividends or distributions that will be made to public stockholders as described herein.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Charter and Trust Proposals are fair to, and in the best interests of, the Company and its stockholders. The board of directors has approved and declared advisable the Charter and Trust Proposals, and recommends that you vote “FOR” the adoption of the Extension Amendment, “FOR” the adoption of the Reverse Stock

Split/Withdrawal Amendment, “FOR” the adoption of the Trust Extension Amendment, “FOR” the adoption of the Trust Dividend Withdrawal Amendment and “FOR” the adoption of the Name Change Amendment and “FOR” any Stockholder Adjournment.

If the Charter and Trust Proposals are not approved and we do not consummate a business combination by October 7, 2016, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The special meeting of stockholders has been called only to consider approval of the Charter and Trust Proposals. Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting of stockholders.

Record Date; Who is Entitled to Vote.  The record date for the special meeting of stockholders is September 20, 2016. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting of stockholders. At the close of business on the record date, there were 30,000,000 outstanding shares of the Company’s common stock (including 24,000,000 outstanding public shares), each of which entitles its holder to cast one vote per proposal.

Vote Required.  The affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve each of the Extension Amendment, Trust Extension Amendment and Trust Dividend Withdrawal Amendment. The affirmative vote of a majority of the Company’s outstanding common stock as of the record date will be required to approve the Reverse Stock Split/Withdrawal Amendment and Name Change Amendment. Approval of the Stockholder Adjournment requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment, regardless of how or whether such public stockholders vote on the Charter and Trust Proposals. If the Charter and Trust Proposals are approved, the remaining holders of public shares who do not make the Election will retain their right to redeem their public shares upon consummation of a proposed business combination and would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date.

Abstaining or failing to vote will have the same effect as a vote against the Charter and Trust Proposals.

The Company’s board of directors believes the current stockholders are not prejudiced by the proposed Charter and Trust Proposals since all holders of public shares are concurrently being offered the opportunity to redeem their shares for a pro rata portion of the funds available in the trust account.

All of the Company’s directors, executive officers and their respective affiliates as well as the current sponsor and other initial stockholders of the Company are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Charter and Trust Proposals. On the record date, these stockholders beneficially owned and were entitled to vote 6,000,000 shares of the Company’s common stock, representing approximately 20% of the Company’s issued and outstanding common stock. The Company is not providing any redemption rights in respect of our founder shares in connection with the Extension Amendment. With respect to shares purchased on the open market by the current sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. The current sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter and Trust Proposals. Any public shares held by or subsequently purchased by affiliates of the Company may be voted in favor of the Charter and Trust Proposals.

Voting Your Shares.  Each share of common stock that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

If you are a stockholder with shares registered in your name, you may vote in person at the special meeting of stockholders or by proxy card by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

If your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy and Changing Your Vote.  If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting of stockholders or by voting in person at the meeting. Attendance at the meeting alone will not change your vote. You also may revoke your proxy by delivering to the Company’s Secretary at 405 Park Avenue, 14th Floor, New York, New York 10022, a written notice of revocation prior to the special meeting of stockholders. If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Broker Non-Votes.  If your broker holds your shares in its name and you do not give the broker voting instructions, your broker will not be permitted to vote your shares on the Charter and Trust Proposals. This is known as a “broker non-vote.” Abstentions or broker non-votes will have the same effect as a vote against the Charter and Trust Proposals.

Questions About Voting.  The Company has retained Morrow to assist it in the solicitation of proxies. If you have any questions about how to vote or direct a vote in respect of your shares or warrants, you may call Morrow at (800) 662-5200. You may also want to consult your financial and other advisors about the vote.

Solicitation Costs.  The Company is soliciting proxies on behalf of the Company’s board of directors. This solicitation is being made by mail but also may be made in person. The Company and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail. The Company has agreed to pay Morrow a fee of $20,000 for its services in connection with the special meetings. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Stock Ownership.  Information concerning the holdings of certain the Company’s stockholders is set forth below under “Beneficial Ownership of Securities.”

STOCKHOLDER PROPOSAL NO. 1 — THE EXTENSION AMENDMENT

The Company is proposing to amend its Charter to extend the Termination Date from the Current Termination Date to the Extended Termination Date.

The implementation of each of the Charter and Trust Proposals is conditioned on the approval of each of the other Charter and Trust Proposals and the Warrant Amendment Proposal, and, therefore, the Company’s board of directors will abandon all of the Charter and Trust Proposals unless each of the Charter and Trust Proposals are approved by stockholders and the Warrant Amendment Proposal is approved by public warrantholders. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition.

A copy of the proposed amendment to the amended and restated certificate of the Company is annexed to this proxy statement as Annex A.

The Extension Amendment, if approved, will become effective upon the closing of the transactions contemplated by the Transfer Agreement.

Required Vote

The affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve the Extension Amendment.

All of the Company’s directors, executive officers and their respective affiliates as well as the current sponsor and other initial stockholders of the Company are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Charter and Trust Proposals. On the record date, these stockholders beneficially owned and were entitled to vote 6,000,000 shares of the Company’s common stock, representing approximately 20% of the Company’s issued and outstanding common stock. The Company is not providing any redemption rights in respect of our founder shares in connection with the Extension Amendment. With respect to shares purchased on the open market by the current sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. The current sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter and Trust Proposals. Any public shares held by or subsequently purchased by affiliates of the Company may be voted in favor of the Charter and Trust Proposals.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Extension Amendment.

STOCKHOLDER PROPOSAL NO. 2 — THE REVERSE STOCK
SPLIT/WITHDRAWAL AMENDMENT

The Company is proposing to amend its Charter to effect a reverse stock split of its common stock, only if there are greater than 10,000,000 public shares outstanding immediately after the completion of any redemptions of public shares in connection with the Extension Amendment, using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of public shares to 10,000,000 (the “Reverse Stock Split”), and to permit the withdrawal of funds from the trust account to pay the cash dividend described in the Trust Dividend Withdrawal Amendment.

A copy of the proposed amendment to the amended and restated certificate of the Company is annexed to this proxy statement as Annex A.

The Reverse Stock Split/Withdrawal Amendment, if approved, will become effective upon the closing of the transactions contemplated by the Transfer Agreement.

Effects of a Reverse Stock Split

If the Reverse Stock Split is approved and there are greater than 10,000,000 public shares outstanding immediately after the completion of any redemptions of public shares in connection with the Extension Amendment, then all of the outstanding public shares on the date of the Reverse Stock Split will be automatically converted into a smaller number of shares, using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of public shares to 10,000,000.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split. The number of authorized shares of our capital stock will remain the same following the Reverse Stock Split, thus the Reverse Stock Split will have the effect of increasing the number of authorized but unissued shares of our common stock.

If the Reverse Stock Split/Withdrawal Amendment is implemented, the Company will file a certificate of amendment with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective when it is filed with the Secretary of State of the State of Delaware or such later time as is chosen by the Board of Directors as set forth in the certificate of amendment.

Because no fractional shares will be issued, holders of our common stock could be eliminated in the event that the proposed Reverse Stock Split is implemented. However, we are not proposing the Reverse Stock Split as the first step in a “going private” transaction.

No Fractional Shares

No fractional shares of common stock will be issued in connection with the Reverse Stock Split. If, as a result of the Reverse Stock Split, a stockholder of record would otherwise hold a fractional share, the stockholder will receive a cash payment in lieu of the issuance of any such fractional share in an amount per share equal to the closing price per share on the NASDAQ Capital Market on the trading day immediately preceding the effective date of the Reverse Stock Split (as adjusted to give effect to the Reverse Stock Split), without interest. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefore.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of the Company’s common stock at the time the Reverse Stock Split is implemented to receive at least one share in the Reverse Stock Split and you want to continue to hold the Company’s common stock after the Reverse Stock Split, you may do so by either: (i) purchasing a sufficient number of shares of the Company’s common stock; or (ii) if you have shares of the Company’s common stock in more than one account, consolidating your accounts; in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a bank, broker or other nominee) for the same shareholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Possible Disadvantages of Reverse Stock Split

Even though the Board of Directors believes that the potential advantages of the Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a Reverse Stock Split:

•	The reduced number of shares of our common stock resulting from a Reverse Stock Split could adversely affect the liquidity of our common stock;
•	A Reverse Stock Split could result in a significant devaluation of our market capitalization and the trading price of our common stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected Reverse Stock Splits;
•	A Reverse Stock Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our common stock. These odd lots may be more difficult to sell than shares of common stock in even multiples of 100;
•	There can be no assurance that the market price per new share of our common stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split; and
•	If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”)

Upon the effectiveness of the Reverse Stock Split, we intend to treat shares of common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding the common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold certificates)

Some of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

If a stockholder is entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the effective date of the Reverse Stock Split. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws.

Effect on Certificated Shares

Upon the Reverse Stock Split, our transfer agent will act as our exchange agent and act for holders of common stock in implementing the exchange of their certificates.

Commencing on the effective date of a Reverse Stock Split, stockholders holding shares in certificated form will be sent a transmittal letter by Continental Stock Transfer & Trust Company, the Company’s transfer agent. The letter of transmittal will contain instructions on how a stockholder should surrender his or her old certificates to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock. No new certificates will be issued to a stockholder until that stockholder has surrendered all old certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange the stockholder’s old certificates.

Stockholders will then receive a new certificate(s) representing the number of whole shares of common stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding old certificates held by stockholders to be canceled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any old certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for new certificates. If any old certificates have a restrictive legend on the back of the old certificates, the new certificate(s) will be issued with the same restrictive legends that are on the back of the old certificates. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “No Fractional Shares.” Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Required Vote

The affirmative vote of a majority of the Company’s outstanding common stock as of the record date will be required to approve the Reverse Stock Split.

The implementation of each of the Charter and Trust Proposals is conditioned on the approval of each of the other Charter and Trust Proposals and the Warrant Amendment Proposal, and, therefore, the Company’s board of directors will abandon all of the Charter and Trust Proposals unless each of the Charter and Trust Proposals are approved by stockholders and the Warrant Amendment Proposal is approved by public warrantholders. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition.

All of the Company’s directors, executive officers and their respective affiliates as well as the current sponsor and other initial stockholders of the Company are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Charter and Trust Proposals. On the record date, these stockholders beneficially owned and were entitled to vote 6,000,000 shares of the Company’s common stock, representing approximately 20% of the Company’s issued and outstanding common stock. The Company is not providing any redemption rights in respect of our founder shares in connection with the Extension Amendment. With respect to shares purchased on the open market by the current sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. The current sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter and Trust Proposals. Any public shares held by or subsequently purchased by affiliates of the Company may be voted in favor of the Charter and Trust Proposals.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Reverse Stock Split/Withdrawal Amendment.

STOCKHOLDER PROPOSAL NO. 3 — THE NAME CHANGE AMENDMENT

The Company is proposing to amend the Company’s Charter to change the Company’s name from “AR Capital Acquisition Corp.” to “Axar Acquisition Corp.”

The Name Change Amendment, if approved, will become effective upon the closing of the transactions contemplated by the Transfer Agreement.

Required Vote

The affirmative vote of a majority of the Company’s outstanding common stock as of the record date will be required to approve the Name Change Amendment.

The implementation of each of the Charter and Trust Proposals is conditioned on the approval of each of the other Charter and Trust Proposals and the Warrant Amendment Proposal, and, therefore, the Company’s board of directors will abandon all of the Charter and Trust Proposals unless each of the Charter and Trust Proposals are approved by stockholders and the Warrant Amendment Proposal is approved by public warrantholders. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition.

All of the Company’s directors, executive officers and their respective affiliates as well as the current sponsor and other initial stockholders of the Company are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Charter and Trust Proposals. On the record date, these stockholders beneficially owned and were entitled to vote 6,000,000 shares of the Company’s common stock, representing approximately 20% of the Company’s issued and outstanding common stock. The Company is not providing any redemption rights in respect of our founder shares in connection with the Extension Amendment. With respect to shares purchased on the open market by the current sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. The current sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter and Trust Proposals. Any public shares held by or subsequently purchased by affiliates of the Company may be voted in favor of the Charter and Trust Proposals.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Name Change Amendment.

STOCKHOLDER PROPOSAL NO. 4 — THE TRUST EXTENSION AMENDMENT

The Company is proposing to amend and restate the Company’s trust agreement to extend the date on which the trustee must commence liquidation of the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal of funds from the trust account to pay public stockholders who properly exercise their redemption rights in connection with the Extension Amendment.

A copy of the proposed amendment to the trust agreement is annexed to this proxy statement as Annex B.

The Trust Extension Amendment, if approved, will become effective upon the closing of the transactions contemplated by the Transfer Agreement.

Required Vote

The affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve the Trust Extension Amendment.

The implementation of each of the Charter and Trust Proposals is conditioned on the approval of each of the other Charter and Trust Proposals and the Warrant Amendment Proposal, and, therefore, the Company’s board of directors will abandon all of the Charter and Trust Proposals unless each of the Charter and Trust Proposals are approved by stockholders and the Warrant Amendment Proposal is approved by public warrantholders. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition.

All of the Company’s directors, executive officers and their respective affiliates as well as the current sponsor and other initial stockholders of the Company are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Charter and Trust Proposals. On the record date, these stockholders beneficially owned and were entitled to vote 6,000,000 shares of the Company’s common stock, representing approximately 20% of the Company’s issued and outstanding common stock. The Company is not providing any redemption rights in respect of our founder shares in connection with the Extension Amendment. With respect to shares purchased on the open market by the current sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. The current sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter and Trust Proposals. Any public shares held by or subsequently purchased by affiliates of the Company may be voted in favor of the Charter and Trust Proposals.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Trust Extension Amendment.

STOCKHOLDER PROPOSAL NO. 5 — THE TRUST DIVIDEND WITHDRAWAL AMENDMENT

The Company is proposing to amend the trust agreement to permit the withdrawal of funds from the trust account to pay a cash dividend to be declared by our board of directors on the common stock outstanding, which will be payable immediately after and only if the Reverse Stock Split is effected, in an amount per outstanding share equal to (i) the amount of cash held in the trust account in excess of $100,000,000 after giving effect to redemptions in connection with the Extension Amendment, divided by (ii) 10,000,000. AXAR and the Company's independent directors have agreed to waive their rights to receive the cash dividend which may be declared in connection with the Reverse Stock Split, if any, with respect to their founder shares.

The Trust Dividend Withdrawal Amendment and Reverse Stock Split are designed to collectively reduce the number of public shares to no more than 10,000,000 and the amount of cash held in the trust account to no more than $100,000,000, which the Company believes is the appropriate amount of investment by public stockholders in the Company with which to seek an initial business combination. The specific purpose of the Trust Dividend Withdrawal Amendment is to permit the Company to withdraw funds from the trust account to pay a cash dividend on the common stock outstanding immediately after and only if the Reverse Stock Split is effected, payable only to the holders of public shares, to reduce the amount of cash held in the trust account to no more than $100,000,000. The Reverse Stock Split will only be effected if the Trust Dividend Withdrawal Amendment is approved, and the cash dividend will only be declared if the Reverse Stock Split is approved and effected in order to maintain approximately $10.00 per public share in the trust account.

For example, if none of the Company’s stockholders redeem their public shares in connection with the Extension Amendment and as a result, following approval of the Charter and Trust Proposals, 24,000,000 public shares are outstanding and approximately $240,000,000 is held in the trust account, the Company would effect the reverse stock split at a 1:2.4 ratio to reduce the number of outstanding public shares to 10,000,000. In order to commensurately reduce the amount of cash held in the trust account and to compensate the holders of public shares so impacted, each holder of public shares would receive approximately $10.00 multiplied by the difference in the number of public shares held prior to and following the Reverse Stock Split as a result of the Reverse Stock Split. In such scenario, if a holder held 24,000 public shares prior to the Reverse Stock Split and, as a result of the Reverse Stock Split, 10,000 public shares thereafter, such holder would receive a cash dividend of approximately $140,000.

A copy of the proposed amendment to the trust agreement is annexed to this proxy statement as Annex B.

The Trust Dividend Withdrawal Amendment, if approved, will become effective upon the closing of the transactions contemplated by the Transfer Agreement.

Required Vote

The affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve the Trust Dividend Withdrawal Amendment.

The implementation of each of the Charter and Trust Proposals is conditioned on the approval of each of the other Charter and Trust Proposals and the Warrant Amendment Proposal, and, therefore, the Company’s board of directors will abandon all of the Charter and Trust Proposals unless each of the Charter and Trust Proposals are approved by stockholders and the Warrant Amendment Proposal is approved by public warrantholders. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition.

All of the Company’s directors, executive officers and their respective affiliates as well as the current sponsor and other initial stockholders of the Company are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Charter and Trust Proposals. On the record date, these stockholders beneficially owned and were entitled to vote 6,000,000 shares of the Company’s common stock, representing approximately 20% of the Company’s issued and outstanding common stock. The Company is not providing any redemption rights in respect of our founder shares in connection with the Extension Amendment. With respect to shares purchased on the open market by the current sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. The current sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter and Trust Proposals. Any public shares held by or subsequently purchased by affiliates of the Company may be voted in favor of the Charter and Trust Proposals.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Trust Dividend Withdrawal Amendment.

STOCKHOLDER PROPOSAL NO. 6 — THE STOCKHOLDER ADJOURNMENT

The Adjournment Proposal, if adopted, will allow the Company’s board of directors to adjourn the special meeting of stockholders to a later date or time to permit further solicitation of proxies. The Adjournment Proposal will only be presented to the Company’s stockholders in the event that, based on the tabulated vote, there are not sufficient votes at the time of the special meeting of stockholders to approve one or more of the proposals presented at the special meeting. In no event will the Company’s board of directors adjourn the special meeting of stockholders beyond the date by which it may properly do so under the Company’s Charter and Delaware law.

Required Vote

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock as of the record date represented in person or by proxy at the special meeting of stockholders and entitled to vote thereon. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any other proposals.

All of the Company’s directors, executive officers and their respective affiliates as well as the current sponsor and other initial stockholders of the Company are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Charter and Trust Proposals. On the record date, these stockholders beneficially owned and were entitled to vote 6,000,000 shares of the Company’s common stock, representing approximately 20% of the Company’s issued and outstanding common stock. The Company is not providing any redemption rights in respect of our founder shares in connection with the Extension Amendment. With respect to shares purchased on the open market by the current sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. The current sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter and Trust Proposals. Any public shares held by or subsequently purchased by affiliates of the Company may be voted in favor of the Charter and Trust Proposals.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Stockholder Adjournment.

INTERESTS OF THE COMPANY’S OFFICERS AND DIRECTORS

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

(1)	if the Charter and Trust Proposals are not approved and a business combination is not consummated by the Current Termination Date, the Company will redeem all public shares and promptly thereafter, dissolve and liquidate. Our initial stockholders have agreed to waive their respective redemption rights with respect to the founder shares if a business combination is not consummated by the Current Termination Date. In such event, the issued and outstanding founder shares that were acquired prior to the IPO will be worthless because they will not be entitled to participate in the redemption;
(2)	if the Charter and Trust Proposals are approved, the removal of the funds in connection with the redemption from the trust account may significantly reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by the Company’s initial stockholders, including its officers and directors;
(3)	in connection with the IPO, our sponsor agreed that it will be liable to us if and to the extent any claims by a third party for services (other than the Company's independent auditors) rendered or products sold to us, or a prospective target business with which we have entered into an acquisition agreement, reduce the amount of funds in the trust account, except as to any claims by a third party or target who executed an agreement waiving claims against and all rights to seek access to the trust account, whether or not such waiver is deemed to be enforceable, and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and has not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations;
(4)	all rights specified in the Company’s amended and restated certificate relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and
(5)	the Company’s officers, directors, initial shareholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Charter and Trust Proposals are not approved and the Company is forced to wind up, dissolve and liquidate, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will not be able to reimburse these expenses. Although as of the record date, the Company’s officers, directors, initial shareholders and their affiliates had not incurred any unpaid reimbursable expense, they may incur such expenses in the future.

In our board’s vote to approve the Charter and Trust Proposals and Warrant Amendment Proposal and recommend that our public stockholders and public warrantholders approve the Charter and Trust Proposals and Warrant Amendment Proposal, respectively, Messrs. Schorsch and Kahane recused themselves from such vote due to their interests the transactions contemplated by the Transfer Agreement.

THE BOARD’S REASONS FOR THE CHARTER AND TRUST PROPOSALS AND WARRANT AMENDMENT PROPOSAL, ITS CONCLUSION, AND ITS RECOMMENDATION

As discussed below, after careful consideration of all relevant factors, the Company’s board of directors has determined that the Charter and Trust Proposals and Warrant Amendment Proposal are fair to, and in the best interests of, the Company and its stockholders and public warrantholders. The board of directors has approved and declared advisable adoption of the Charter and Trust Proposals and Warrant Amendment Proposal, and recommends that you vote “FOR” the Charter and Trust Proposals, Warrant Amendment Proposal and any Stockholder Adjournment and Warrantholder Adjournment Proposal. The board expresses no opinion as to whether you should redeem your public shares.

The Company’s IPO prospectus and Charter provide that the Company has until October 7, 2016 to complete an initial business combination. The Company’s IPO prospectus and Charter stated that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination before October 7, 2016, the Company will provide its public stockholders with the opportunity to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay franchise and income taxes, divided by the number of then outstanding public shares. Since the completion of the IPO, we have been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of our IPO, we began to search for an appropriate business combination target. During the process, we relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. Notwithstanding these efforts, we have been unable to locate a suitable target business. The Company believes that the Warrant Amendment Proposal will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants and the change in our management and Extension Amendment will give us a better chance to consummate a business combination by providing the New Management sufficient time to propose a business combination opportunity. The Company’s board of directors believes that stockholders will benefit from the Reverse Stock Split/Withdrawal Amendment by having capital returned to such stockholders pursuant to the dividend contemplated by the Trust Dividend Withdrawal Amendment and that limiting the amount held in the trust account to $100,000,000 will improve the Company’s chances of completing a business combination. The Company’s board of directors believes that the Charter and Trust Proposals and Warrant Amendment Proposal are fair to, and in the best interests of, the Company and its stockholders and warrantholders.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is approved and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

The Board of Directors recommends that you vote “FOR” the Charter and Trust Proposals, Warrant Amendment Proposal and any Stockholder Adjournment and Warrantholder Adjournment Proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

THE SPECIAL MEETING OF WARRANTHOLDERS

The Company is furnishing this proxy statement to its public warrantholders as part of the solicitation of proxies by the Company’s board of directors for use at the special meeting of warrantholders in connection with the Warrant Amendment Proposal and Warrant Adjournment Proposal. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting of warrantholders.

Date, Time and Place.  The special meeting of warrantholders will be held at 10:15 a.m., local time, at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 on Thursday, October 6, 2016, to vote on the proposals to approve the Warrant Amendment Proposal and Warrant Adjournment Proposal.

Purpose.  At the special meeting of warrantholders, holders of the Company’s outstanding public warrants will be asked to approve the following proposals:

(1)	The Warrant Amendment Proposal — a proposal to approve an amendment to the Warrant Agreement to provide for (i) the conversion, upon the consummation of a business combination, of all of the 12,000,000 outstanding public warrants into the right to receive $0.15 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants, and (ii) for the increase in the exercise price of the Private Placement Warrants from $11.50 to $12.50 per share (subject to further adjustment as provided therein); and
(2)	The Warrantholder Adjournment Proposal — to consider and vote upon a proposal to adjourn the special meeting of warrantholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of warrantholders, there are not sufficient votes to approve the Warrant Amendment Proposal.

If the Warrant Amendment Proposal is approved, only the public warrants that were issued as part of the units in the Company’s IPO will be converted into the right to receive cash or shares of the Company’s common stock. The Private Placement Warrants and the new warrants will not be converted.

In addition, the board of directors intends to declare a dividend on the Company’s common stock to stockholders as of a record date following completion of the actions contemplated by the Charter and Trust Proposals consisting of one-half of one warrant per share of common stock, with each whole warrant exercisable to purchase one share of common stock at $12.50 per share (each a “new warrant”). The new warrants will not be exercisable until the later of (i) the date that is 30 days after the first date on which the Company completes a business combination and (ii) the date that is 12 months from the date the new warrants are issued, and will otherwise have the same terms and conditions as the public warrants without giving effect to the Warrant Amendment Proposal new warrants. As a result, for each share of common stock held as of the record date for the warrant dividend, the holder thereof will receive one-half of one new warrant. The Company currently expects the record date to be October 11, 2016. The new warrants are expected to be quoted on the OTC market.

The board of directors has approved and declared advisable the Warrant Amendment Proposal and the Warrant Adjournment Proposal, and recommends that you vote “FOR” the adoption of the Warrant Amendment Proposal and “FOR” the approval of the Warrant Adjournment Proposal.

The special meeting of warrantholders has been called only to consider approval of the Warrant Amendment Proposal and Warrant Adjournment Proposal.

Record Date; Who is Entitled to Vote.  The record date for the special meeting of warrantholders is September 20, 2016. Record holders of the Company’s outstanding public warrants at the close of business on the record date are entitled to vote or have their votes cast at the special meeting of warrantholders. You are entitled to one vote for each warrant that you owned on the close of business on the record date. If your warrants are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the warrants you beneficially own are properly counted. On the record date, there were 12,000,000 public warrants outstanding to purchase an aggregate of 12,000,000 shares of common stock.

Holders of the Company’s Private Placement Warrants are not entitled to vote on the proposals presented to public warrantholders at the special meeting of warrantholders. If the Warrant Amendment Proposal is approved and becomes effective, the Private Placement Warrants will remain outstanding and will not participate in the conversion of the public warrants.

Vote Required.  Under the terms of the warrant agreement governing our warrants, the affirmative vote of fifty percent (50%) or more of the Company’s 12,000,000 outstanding public warrants as of the record date will be required to approve the Warrant Amendment Proposal. Accordingly, a warrantholder’s failure to vote by proxy or to vote in person at the special meeting of warrantholders, an abstention from voting or a broker non-vote will have the same effect as a vote “AGAINST” the Warrant Amendment Proposal.

The approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the public warrants represented in person or by proxy at the special meeting of warrantholders. Accordingly, abstentions will have the same effect as a vote “AGAINST” the Warrantholder Adjournment Proposal, while a broker non-vote and warrants not in attendance at the special meeting of warrantholders will have no effect on the outcome of any vote on the Warrantholder Adjournment Proposal.

Voting Your Warrants.  Each public warrant that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of warrants you own.

If you are a warrantholder with public warrants registered in your name, you may vote in person at the special meeting of warrantholders or by proxy card by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

If your public warrants are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your public warrants.

Revoking Your Proxy and Changing Your Vote.  If you have submitted a proxy to vote your public warrants and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting of warrantholders or by voting in person at the meeting. Attendance at the meeting alone will not change your vote. You also may revoke your proxy by delivering to the Company’s Secretary at 405 Park Avenue, 14th Floor, New York, New York 10022, a written notice of revocation prior to the special meeting. If your warrants are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Broker Non-Votes.  If your broker holds your public warrants in its name and you do not give the broker voting instructions, your broker will not be permitted to vote your warrants on the Warrant Amendment Proposal. This is known as a “broker non-vote.” Abstentions or broker non-votes will have the same effect as a vote against the Warrant Amendment Proposal. Abstentions will have the same effect as a vote against the Warrantholder Adjournment Proposal, while a broker non-vote and warrants not in attendance at the special meeting of public warrantholders will have no effect on the outcome of any vote on the Warrantholder Adjournment Proposal.

Questions About Voting.  The Company has retained Morrow to assist it in the solicitation of proxies. If you have any questions about how to vote or direct a vote in respect of your shares or public warrants, you may call Morrow at (800) 662-5200. You may also want to consult your financial and other advisors about the vote.

Solicitation Costs.  The Company is soliciting proxies on behalf of the Company’s board of directors. This solicitation is being made by mail but also may be made in person. The Company and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail. The Company has agreed to pay Morrow a fee of $20,000 for its services in connection with the special meetings. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Warrant Ownership.  None of the Company’s officers or directors beneficially own public warrants.

WARRANTHOLDER PROPOSAL NO. 1 — THE WARRANT AMENDMENT PROPOSAL

The Company is proposing to amend its warrant agreement governing the Company’s 12,000,000 outstanding public warrants to eliminate the potential dilution from the public warrants so that each public warrant is converted, upon the consummation of a business combination, into the right to receive $0.15 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants, and to increase in the exercise price of the Private Placement Warrants from $11.50 to $12.50 per share (subject to further adjustment as provided therein). If the Warrant Amendment Proposal is approved, only the public warrants that were issued as part of the units in the Company’s IPO will be converted into the right to receive cash or shares of the Company’s common stock. The Private Placement Warrants and the new warrants will not be converted. This section of the proxy statement describes the material provisions of the Warrant Amendment, but does not purport to describe all of the terms of the Warrant Amendment. This summary is qualified in its entirety by reference to the Warrant Amendment, a copy of which is attached as Annex C hereto.

Current Terms of the Public Warrants

Each whole public warrant entitles the registered holder to purchase one share of the Company’s common stock at a price of $11.50 per share, subject to adjustment, at any time commencing 30 days after the completion of the Company’s initial business combination. Only a whole public warrant may be exercised at any given time by a public warrantholder. A public warrantholder will not be able to exercise any one-half of one public warrant unless it is combined with another one-half of one public warrant. The public warrants expire five years after the date on which they first become exercisable, at 5:00 p.m., New York time, or earlier upon redemption or liquidation. Once the public warrants become exercisable, the Company may call the public warrants for redemption, in whole and not in part, at a price of $0.01 per public warrant, upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each public warrantholder and if, and only if, the reported last sale price of the common stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the public warrantholders. If and when the public warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Public warrantholders should refer to the Company’s IPO prospectus and the actual text of the Warrant Agreement, both of which contain a more complete description of the terms of the public warrants.

The Warrant Conversion

If the Warrant Amendment Proposal is approved, the warrant agreement will be amended so that each public warrant is converted, upon the consummation of a business combination, into the right to receive $0.15 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company. For example, if a public warrantholder holds 1,000 public warrants at the time the Company consummates a business combination, such public warrantholder’s 1,000 public warrants would be converted into either the right to receive $150 in cash or 15 shares of the Company’s common stock (pursuant to the $10.00 per share valuation), at the discretion of the Company.

Reasons for the Warrant Amendment Proposal

The board of directors of the Company believes that the amendment of our public warrants as provided in the Warrant Amendment Proposal and the Amendment to Warrant Agreement set forth as Annex C to this proxy statement will increase the Company’s opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants.

Given the potential that a meaningful number of public shares will be redeemed in connection with the Extension Amendment proposed at the special meeting of stockholders, the board of directors believes that is in the Company’s best interest to eliminate the dilutive impact of the public warrants. Otherwise, the board of directors believes that the number of shares underlying the public warrants in proportion to the total capitalization would make the Company unattractive to potential target businesses and investors.

For example, if 14,000,000 public shares are redeemed in connection with the Extension Amendment, there will be 10,000,000 public shares and 12,000,000 public warrants outstanding, without giving effect to the conversion of the public warrants pursuant to the Warrant Amendment Proposal. Assuming that there are no further redemptions of public shares in connection with a stockholder vote to approve the Company’s initial business combination, if all 12,000,000 public warrants were exercised for 12,000,000 shares of the Company’s common stock following the initial business combination, the exercise of the public warrants would have a significant dilutive impact on the Company’s public shares as there would be an additional 12,000,000 shares of the Company’s common stock outstanding following such exercise. By contrast, if the public warrants are converted pursuant to the Warrant Amendment Proposal, the 12,000,000 public warrants would be converted to either a maximum of $1,800,000 or 180,000 shares of the Company’s common stock (pursuant to the $10.00 per share valuation) at the discretion of the Company, which represents significantly less potential dilution to the post-business combination company than if all 12,000,000 public warrants remained outstanding upon consummation of the business combination.

The board of directors of the Company believes that, by eliminating the dilutive impact of the public warrants, the Warrant Amendment Proposal will increase the Company’s opportunities and attractiveness to potential target businesses and future investors if the Charter and Trust Proposals become effective. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless. If the Charter and Trust Proposals are approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, but the board of directors elects to waive such condition, then the public warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

In the event the Warrant Amendment Proposal and the Charter and Trust Proposals are approved (and not abandoned), we would enter into an amendment to the Warrant Agreement, the form of which is attached to this proxy statement as Annex C. As set forth in such Warrant Amendment, effective upon consummation of the business combination, all of our public warrants would be automatically converted into the right to receive $0.15 per public warrant payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company. You are encouraged to read the Warrant Amendment in its entirety.

Required Vote

The affirmative vote of fifty percent (50%) or more of the Company’s outstanding public warrants as of the record date will be required to approve the Warrant Amendment Proposal. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition. If the Charter and Trust Proposals do not become effective, our public warrants will expire worthless. If the Charter and Trust Proposals are approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, but the board of directors elects to waive such condition, then the public warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

The Board of Directors recommends that public warrantholders vote “FOR” the approval of the Warrant Amendment Proposal.

WARRANTHOLDER PROPOSAL NO. 2 — THE WARRANT ADJOURNMENT PROPOSAL

The Warrantholder Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting of warrantholders to a later date or time to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of public warrantholders to approve the Warrant Amendment Proposal. The Warrantholder Adjournment Proposal will only be presented at the special meeting in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of public warrantholders to approve the Warrant Amendment Proposal.

Consequences if the Warrantholder Adjournment Proposal is Not Approved

If the Warrantholder Adjournment Proposal is not approved by the public warrantholders, our board of directors may not be able to adjourn the special meeting of stockholders to a later date in the event there are not sufficient votes at the time of the special meeting of public warrantholders to approve the Warrant Amendment Proposal. In such event, we will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition. If the Charter and Trust Proposals do not become effective, our warrants will expire worthless. If the Charter and Trust Proposals are approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, but the board of directors elects to waive such condition, then the public warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

Required Vote

Adoption of the Warrantholder Adjournment Proposal requires the affirmative vote of a majority of the warrants voted in person or by proxy at the special meeting. Adoption of the Warrantholder Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

The Board of Directors recommends that public warrantholders vote “FOR” the approval of the Warrant Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each of our current officers and directors;
•	each of our officers and directors that is expected to hold such offices upon approval of the Extension Amendment; and
•	all current officers and directors as a group;

As of the record date, there were a total of 30,000,000 shares of common stock. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
AR Capital, LLC (the Sponsor)(2)	5,947,827	19.8%
Nicholas S. Schorsch(2)(3)	5,947,827	19.8%
William M. Kahane(2)(3)	5,947,827	19.8%
David Gong(4)	17,391	*
P. Sue Perrotty(4)	17,391	*
Dr. Robert J. Froehlich(4)	17,391	*
Arrowgrass Capital Partners (US) LP(5)	2,271,011	7.6%
Fir Tree Inc.(6)	2,600,000	8.7%
Polar Asset Management Partners Inc.(7)	2,104,000	7.0%
Deutsche Bank AG(8)	1,635,489	5.5%
All directors and executive officers as a group (seven individuals)	6,000,000	20.0%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following is 405 Park Avenue, New York, NY 10022.
(2)	On July 25, 2014, the Sponsor purchased an aggregate of 8,625,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share. On October 1, 2014, in connection with a reduction in the size of the initial public offering, the initial stockholders forfeited an aggregate of 1,725,000 Founder Shares, which the Company has cancelled. Thereafter, the Sponsor transferred an aggregate of 60,000 Founder Shares to our independent directors for a price of approximately $0.003 per share. As a result of the underwriters’ election not to exercise their over-allotment option in connection with our initial public offering, the initial stockholders forfeited an aggregate of 900,000 Founder Shares on December 4, 2014, which the Company has cancelled.
(3)	Nicholas S. Schorsch and William M. Kahane are members of our Sponsor. The shares are owned by our Sponsor, and Nicholas S. Schorsch and William M. Kahane share voting and dispositive control over the shares.
(4)	David Gong, P. Sue Perrotty and Dr. Robert J. Froehlich, respectively, hold 17,391 Founder Shares.
(5)	According to Amendment No. 1 to Schedule 13G filed with the SEC on February 16, 2016 on behalf of Arrowgrass Capital Partners (US) LP, a Delaware limited partnership (“ACP”) and Arrowgrass Capital Services (US) Inc., a Delaware corporation (“ACS”), ACP and ACS share voting and dispositive power over the shares reported above. The business address of this stockholder is 1330 Avenue of the Americas, 32nd Floor, New York, New York 10019.

(6)	According to a Schedule 13G filed with the SEC on February 17, 2015 on behalf of Fir Tree Inc., a New York corporation (“Fir Tree”), the shares reported above include shares purchased by certain private investment funds for which Fir Tree serves as the investment manager (the “Fir Tree Funds”). Fir Tree is the investment manager of the Fir Tree Funds, and has been granted investment discretion over portfolio investments, including the common stock of the Company held by the Fir Tree Funds. The business address of this stockholder is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.
(7)	According to a Schedule 13G filed with the SEC on February 16, 2016 on behalf of Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), the shares reported above are directly held by PMSMF. The business address of this stockholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.
(8)	According the a Schedule 13G filed with the SEC on February 17, 2017 on behalf of Deutsche Bank AG, Deutsche Bank AG has sole voting and dispositive power over the shares reported above. The business address of this stockholder is Taunusanlage 12, 60325 Frankfurt am Main, Federal Republic of Germany.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Founder Shares

On August 1, 2014, the Sponsor purchased 8,625,000 shares of the Company’s common stock (the “Founder Shares”) for $25,000, or approximately $0.003 per share. The Founder Shares are identical to the common stock included in the Public Units except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below. On October 1, 2014, in connection with a reduction in the size of the initial public offering, the Sponsor contributed 1,725,000 Founder Shares back to the Company, which the Company canceled. Thereafter, the Sponsor sold 20,000 Founder Shares at their original price to each of the Company’s independent directors. On December 4, 2014, as a result of the underwriters’ election not to exercise the over-allotment option in connection with our initial public offering, our initial stockholders forfeited an aggregate of 900,000 Founder Shares, consisting of a forfeiture of 2,609 Founder Shares by each of David Gong, P. Sue Perrotty and Dr. Robert J. Froehlich, and a forfeiture of 892,173 Founder Shares by the Sponsor. As a result of the forfeiture, the Sponsor held 5,947,827 Founder Shares, and each of David Gong, P. Sue Perrotty and Dr. Robert J. Froehlich held 17,391 Founder Shares, so that there were 6,000,000 Founder Shares outstanding. The number of Founder Shares represents 20% of the outstanding shares.

The Founder Shares are identical to the common stock included in the Public Units sold in the initial public offering except that the Founder Shares are subject to certain transfer restrictions. The initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (a) one year after the completion of the initial business combination, or earlier if, subsequent to the initial business combination, the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation of the initial business combination or (b) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock Up Period”).

Ownership of Founder Shares	Sponsor	Independent Directors	Total Founder Shares
Sale of common stock to initial stockholder on August 1, 2014	8,625,000	—	8,625,000
Forfeiture of shares on October 1, 2014(1)	(1,725,000)	—	(1,725,000)
Sale of Founder Shares to Company’s independent directors on October 1, 2014	(60,000)	60,000	—
Forfeiture of shares on December 4, 2014(2)	(892,173)	(7,827)	(900,000)
	5,947,827	52,173	6,000,000

(1)	In connection with a reduction in the size of the initial public offering, the Sponsor contributed 1,725,000 Founder Shares back to the Company, which the Company canceled.
(2)	As a result of the underwriters’ election not to exercise the over-allotment option in connection with our initial public offering, our initial stockholders forfeited an aggregate of 900,000 Founder Shares.

Private Placement Warrants

The Sponsor initially agreed to purchase from the Company an aggregate of 7,750,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant (a purchase price of $7,750,000) in a private placement to occur simultaneously with the completion of the IPO. On October 1, 2014, in connection with a reduction in size of the Public Offering, the number of Warrants to be purchased by the Sponsor was decreased to 6,550,000 Warrants. On October 7, 2014, the Sponsor purchased from the Company an aggregate of 6,550,000 Private Placement Warrants at a price of $1.00 per Warrant (a purchase price of $6,550,000). Each Private Placement Warrant entitles the holder to purchase one share of common stock at $11.50 per share. A portion of the purchase price of the Private Placement Warrants was added to the proceeds from the IPO to be held in the Trust Account pending completion of the initial business combination.

The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial business combination and they will be non-redeemable so long as they are held by the initial purchasers of the Private Placement Warrants or their permitted transferees. In addition, the Private Placement Warrants are exercisable on a cashless basis so long as they are held by their initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Warrants included in the Public Units. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Warrants included in the Public Units and have no net cash settlement provisions.

If the Company does not complete an initial business combination, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants will expire worthless.

Sponsor Loans

The Sponsor agreed to loan the Company up to an aggregate of $200,000 by the issuance of an unsecured promissory note (the “Note”) on August 1, 2014 to cover expenses related to the initial public offering. The Sponsor loaned a total of $79,702. The Note was payable without interest upon the consummation of the initial public offering. The Note was repaid in full on October 8, 2014.

Administrative Services Agreement

On September 8, 2014, the Company entered into an agreement to pay RCS Advisory a total of $10,000 per month for office space, utilities, secretarial support and administrative services commencing on the date the Company’s securities were first listed on NASDAQ. On January 22, 2016, due to the exigent circumstances publicly announced by RCS Advisory’s parent company, including but not limited to its stated intention to file for Chapter 11 bankruptcy protection and shut down all of its businesses other than its retail advisor platform by the end of January 2016 (which bankruptcy filing did subsequently occur on January 31, 2016), which resulted in RCS Advisory’s inability to provide the services contemplated by the administrative services agreement, the Company provided notice of termination of the administrative services agreement. The space formerly sublet by RCS Advisory for the Company’s office space is currently leased by the Sponsor and will be provided to the Company free of charge.

M&A Advisory Agreement

On October 1, 2014, the Company entered into an agreement with RCS to act as a financial advisor in connection with our Company’s identification, negotiation and consummation of an initial business combination (the “M&A Services Agreement”). The M&A Services Agreement provided that RCS would perform customary financial analyses of potential initial business combination targets, assist in coordinating the business due diligence process with potential targets, assist in the Company’s review and consideration of the financial aspects of business combination proposals, assist in negotiating the financial aspects of an initial business combination and provide other mutually agreed upon financial advisory services rendered in advance of a determination by the Company’s board to execute definitive documentation related to any business combination. Additionally, in the event that the Company executes a definitive agreement with respect to an initial business combination, the M&A Services Agreement provided that RCS would provide post-signing and pre-closing financial advisory services as may be mutually agreed upon. In exchange for these services, the M&A Services Agreement provided that the Company would pay RCS a transaction fee equal to 1.1% of the total gross proceeds raised in the initial public offering. This fee would be payable upon consummation of an initial business combination out of the proceeds of the Trust Account released to the Company. The M&A Services Agreement also provided that the Company would reimburse RCS for reasonable out-of-pocket expenses, irrespective of whether an initial business combination was consummated, and in the event that the Company failed to complete an initial business combination within 24 months from the closing of the initial public offering, such out-of-pocket expenses would not be paid out of the Trust Account. The M&A Services Agreement could be terminated by either party at any time with or without cause. On January 22, 2016, due to the exigent circumstances publicly announced by RCS’s parent company, including but not limited to its stated intention to file for Chapter 11 bankruptcy protection and shut down all of its businesses other than its retail advisor platform by the end of January 2016 (which bankruptcy filing did subsequently occur on January 31, 2016), which resulted in RCS’s inability to provide the services contemplated by the M&A Services Agreement, the Company provided notice of termination for cause.

Compensation Reimbursement

On October 1, 2014, the Company entered into an agreement to pay the Sponsor an amount not to exceed $15,000 per month as reimbursement for a portion of the compensation paid to its personnel, including certain of the Company’s officers who work on the Company’s behalf, commencing on the date the Company’s securities are first listed on NASDAQ (the “Compensation Reimbursement Agreement”). Upon the closing of the Tranfer Agreement, the Compensation Reimbursement Agreement will be terminated.

Fees paid in Connection with Operations of the Company

During the year ended December 31, 2015 and for the period from July 25, 2014 (inception) through December 31, 2014, the Company incurred $66,832 and $7,162, respectively, of related party legal costs in connection with the operations of the Company.

Registration Rights Agreement

The holders of the Founder Shares, Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans (and any shares of common stock issuable upon the exercise of the Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on October 1, 2014 (the “Registration Rights Agreement”). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of the initial business combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the Registration Rights Agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (a) in the case of the Founder Shares, one year after the date of the consummation of the initial business combination or earlier if, subsequent to the initial business combination, (i) the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property and (b) in the case of the Private Placement Warrants and the respective common stock underlying such Warrants, 30 days after the completion of the initial business combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Policy

Prior to the consummation of our initial public offering, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board of directors) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company. A form of the code of ethics that we plan to adopt prior to the consummation of our initial public offering is filed as an exhibit to the registration statement relating to our initial public offering.

In addition, our audit committee, pursuant to a written charter is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. A form of the audit committee charter that we plan to adopt prior to the consummation of our initial public offering is filed as an exhibit to the registration statement relating to our initial public offering. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to our sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination, other than the following payments, none of which will be made from the proceeds of our offering held in the trust account prior to the completion of our initial business combination:

•	Repayment of up to an aggregate of $200,000 in loans made to us by our sponsor to cover offering-related and organizational expenses;
•	Payment to an entity under common control with our sponsor of $10,000 per month for office space, utilities, secretarial support and administrative services;
•	Payment to an entity under common control with our sponsor of an amount equal to 1.1% of the total gross proceeds raised in our offering for financial advisory services rendered to us in connection with our identification, negotiation and consummation of a business combination;
•	Reimbursement to our sponsor for a portion of the compensation paid to its personnel, including certain of our officers, who work on our behalf, in an amount not to exceed $15,000 per month;
•	Reimbursement to RCS, an entity under common control with our sponsor, for any reasonable out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and
•	Repayment of loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto.

Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

SHAREHOLDER PROPOSALS

If the Charter and Trust Proposals are approved, our 2017 annual meeting of stockholders will likely be held on or before the Extended Termination Date in connection with any proposed business combination. If you are a shareholder and you want to include a proposal in the proxy statement for the year 2017 annual meeting of stockholders, you need to provide it to the Company by no later than approximately           , 2017. You should direct any proposals to the Company’s secretary at the Company’s principal office.

If the Charter and Trust Proposals are not approved, there will be no annual meeting of stockholders in 2017.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

(1)	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 405 Park Avenue, 14th Floor, New York, New York 10022, or by telephone at (212) 277-5310 to inform us of his or her request; or
(2)	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Our annual reports contain financial statements audited by our independent registered public accounting firm. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to AR Capital Acquisition Corp., 405 Park Avenue, 14th Floor, New York, New York 10022, Attn: Secretary.

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali
470 West Avenue
Stamford, CT 06902
Individuals call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
arcapital.info@morrowco.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than Thursday, September 29, 2016.

ANNEX A

FORM OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AR CAPITAL ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of AR CAPITAL ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is AR Capital Acquisition Corp.
2.	The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 25, 2014, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 1, 2014.
3.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.
4.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware (the “GCL”).
5.	ARTICLE I is hereby amended and restated as follows:

The name of the Corporation is Axar Acquisition Corp. (the “Corporation”).

[6.	Section 4.1 is hereby amended to add the following at the end of such paragraph:

“Effective at the time of filing of this Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), every [    ] shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and reclassified into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation (“New Common Stock”). Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued in the reclassification and, in lieu thereof, upon receipt after the Effective Time by the Corporation’ transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of Old Common Stock, any stockholder who would otherwise be entitled to a fractional share of New Common Stock as a result of the foregoing combination and reclassification of the Old Common Stock (such combination and reclassification, the “Reverse Stock Split”), following the Effective Time (after taking into account all fractional shares of New Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of New Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Corporation’s Common Stock (as adjusted to give effect to the Reverse Stock Split) on The NASDAQ Capital Market during regular trading hours for the five (5) consecutive trading days immediately preceding the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the

Corporation or the respective holders thereof, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined and reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined and reclassified, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled as set forth above.”]

7.	The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on August 11, 2014, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of (a) interest to pay income taxes and franchise taxes and (b) funds from the Trust Account to pay Public Stockholders (as defined below) who properly exercise their redemption rights in connection with the a stockholder vote to amend this Article IX, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination and (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of AR Capital, LLC. (the “Sponsor”)) are referred to herein as “Public Stockholders. [Notwithstanding the foregoing, if the Company effects a Reverse Stock Split, the Company may withdraw funds from the Trust Account to pay a cash dividend, payable only to Public Stockholders, in an amount per outstanding Offering Share following such Reverse Stock Split equal to (i) the amount of cash held in the Trust Account in excess of $100,000,000, divided by (ii) 10,000,000]”

8.	The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated a Business Combination by (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay franchise and income taxes and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

9.	The text of Section 9.3(a) is hereby amended to insert “9.1(b),” immediately before “9.2(a),”.
10.	The text of Section 9.7 is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated a Business Combination by (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this    day of October, 2016.

By:	Name: Title:

ANNEX B

FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of October [  ], 2016, by and between Axar Acquisition Corp. (formerly AR Capital Acquisition Corp.), a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on October 7, 2014, the Company consummated an initial public offering (the “Offering”) of units of the Company’s equity securities, each such unit comprised of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one warrant, each warrant entitling the holder thereof to purchase one-half of one share of Common Stock;

WHEREAS, the Company entered into an Underwriting Agreement with Citigroup Global Markets Inc. as representative of the several underwriters named therein (the “Underwriting Agreement”);

WHEREAS, $240,000,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Company’s Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of October 1, 2014 by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of its Public Stockholders at a meeting of its stockholders to: (i) extend the date before which the Company must complete a business combination from October 7, 2016 to (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must commence liquidation of the Trust Account if the Company has not completed a business combination from October 7, 2016 to (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017 (the “Trust Extension Amendment”);

[WHEREAS, the Company’s stockholder have approved an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of shares of Common Stock that were originally sold in the Offering to 10,000,000;]

WHEREAS, holders of at least sixty-five percent (65%) of the Company’s outstanding shares of common stock approved the Extension Amendment and the Trust Extension Amendment; and

WHEREAS, the parties desire to amend and restate the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Extension Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment of Trust Agreement.
1.1.	Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses, shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

1.2.	A new Section 1(k) is hereby added to the Original Agreement as follows:

“(k) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Stockholder Redemption Withdrawal Instruction”), the Trustee shall distribute to the Company the amount requested by the Company to be used to redeem shares of Common Stock from Public Stockholders in the event that the Company’s stockholders approve an amendment to the Company’s amended and restated certificate of incorporation to extend the time period in which the Company must complete its initial Business Combination or commence liquidation of the Trust Account. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request.”

1.3	A new Section 1(l) is hereby added to the Original Agreement as follows:

“(l) Upon written request from the Company, which may be given once in a form substantially similar to that attached hereto as Exhibit E (a “Dividend Withdrawal Instruction”), the Trustee shall distribute to the Company the amount requested by the Company to be used to pay a dividend on the shares of Common Stock in the event that the Company’s stockholders approve an amendment to amended and restated certificate of incorporation to effect a reverse stock split of its common stock, using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of shares of Common Stock that were originally sold in the Offering to 10,000,000. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request.”

1.4.	A new Section 1(m) is hereby added to the Original Agreement as follows:

“(m) Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j), (k) or (l) above; and”

1.5.	Exhibit B of the Original Agreement is hereby amended and restated in its entirety as follows:

“EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven G. Nelson or Frank Di Paolo

Re: Trust Account No.  Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Axar Acquisition Corp. (formerly AR Capital Acquisition Corp.) (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of October 1, 2014 (as amended from time to time, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (“Business Combination”) within the time frame specified in the Company’s Amended and Restated Certificate of Incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account on       , 20   and to transfer the total proceeds into the trust checking account at JP Morgan Chase Bank, N.A. to await distribution to the Public Stockholders. The Company has selected [October 1, 2017] [December 31, 2017] as the record date for the purpose of determining the Public Stockholders entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.

Very truly yours, Axar Acquisition Corp. By:	Name: Title:

cc: Citigroup Global Markets Inc.”

1.5.	A new Exhibit D is hereby added to the Original Agreement as follows:

“EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Cynthia Jordan, Vice President

Re: Trust Account No. Stockholder Redemption Withdrawal Instruction

Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Axar Acquisition Corp. (formerly AR Capital Acquisition Corp.) (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of October 1, 2014 (the “Trust Agreement”), the Company hereby requests that you deliver to the Company $ of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its public stockholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with the stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to extend the time in which the Company must complete a Business Combination or commence liquidation of the Trust Account. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours, Axar Acquisition Corp. By:	Name: Title:

cc: Citigroup Global Markets Inc.”

1.6.	A new Exhibit E is hereby added to the Original Agreement as follows:

“EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Cynthia Jordan, Vice President

Re: Trust Account No.  Dividend Withdrawal Instruction

Gentlemen:

Pursuant to Section 1(l) of the Investment Management Trust Agreement between Axar Acquisition Corp. (formerly AR Capital Acquisition Corp.) (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of October 1, 2014 (the “Trust Agreement”), the Company hereby requests that you deliver to the Company $     of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay a dividend on the shares of common stock of the Company in connection with a reverse stock split effected by the Company. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION] Very truly yours, Axar Capital Acquisition Corp. By:	Name: Title:

cc: Citigroup Global Markets Inc.”

2.	Miscellaneous Provisions.
2.1.	Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.
2.2.	Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
2.3.	Applicable Law. The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.
2.4.	Counterparts. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
2.5.	Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.
2.6.	Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:	Name: Title:

Axar Acquisition Corp.

By:	Name: Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

ANNEX C

FORM OF AMENDMENT NO. 1 TO WARRANT AGREEMENT

THIS AMENDMENT NO. 1 TO THE WARRANT AGREEMENT (this “Amendment”) is made as of October   , 2016, by and between AR Capital Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Warrant Agreement (as defined below).

WHEREAS, on October 7, 2014, the Company consummated an initial public offering (the “Offering”) of units of the Company’s equity securities, each such unit comprised of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one-half of one Warrant (as defined below) and, in connection therewith, issued and delivered 12,000,000 warrants to public investors in the Offering (each a “Public Warrant” and collectively, the “Public Warrants”);

WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement, dated as of October 1, 2014, and filed by the Company with the United States Securities and Exchange Commission on October 7, 2014 as an exhibit to a current report on Form 8-K (the “Warrant Agreement”), which governs the Public Warrants;

WHEREAS, on September 16, 2016, the Company entered into that certain Agreement (as may be amended), by and among the Company, Axar Capital Management L.P., a Delaware limited partnership and AR Capital, LLC, a Delaware limited liability company (the “Transfer Agreement”);

WHEREAS, the Company and the Warrant Agent seek to amend the Warrant Agreement to provide that (i) the Public Warrants, upon the consummation of an initial business combination as contemplated by the Transfer Agreement (the “Business Combination”), automatically convert into $0.15 per Public Warrant, payable in cash or shares of Common Stock (valued at $10.00 per share), at the discretion of the Company and (ii) the exercise price of the Private Placement Warrants is $12.50 per share (subject to adjustment as provided therein);

WHEREAS, pursuant to Section 9.8 of the Warrant Agreement, the Company has obtained the consent of at least 50% of the Registered Holders of the outstanding Public Warrants to this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment of Warrant Agreement.
(a)	Section 3.1 is amended and restated in its entirety as follows:

“3.1 Warrant Price.  Each Warrant shall entitle the Registered Holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of (i) $11.50 per share in the case of Public Warrants or (ii) $12.50 per share in the case of Private Placement Warrants, in each case subject to the adjustments provided in Section 3 hereof and in the last sentence of this Section 3.1. The term “Warrant Price” as used in this Agreement shall mean the price per share at which shares of Common Stock may be purchased at the time a Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date (as defined below) for a period of not less than twenty (20) Business Days, provided, that the Company shall provide at least twenty (20) days prior written notice of such reduction to Registered Holders of the Warrants and, provided further that any such reduction shall be identical among all of the Warrants.”

(b)	A new Section 6.5 is added to the Warrant Agreement as follows:

“6.5 Mandatory Exchange of Public Warrants upon Consummation of a Business Combination.   Notwithstanding anything to the contrary in this Agreement, not less than all of the outstanding Public Warrants shall be automatically converted upon the consummation of a Business Combination

(the “Public Warrant Conversion Date”), into the right to receive $0.15 per Public Warrant (the “Business Combination Redemption Price”), payable in cash or shares of Common Stock (valued at $10.00 per share), at the option of the Company. On and after the Public Warrant Conversion Date, the record holder of the Pubic Warrants shall have no further rights except to receive, upon surrender of the Public Warrants to the Warrant Agent, the Business Combination Redemption Price.”

(c)	EXHIBIT A is amended by replacing “$11.50 per share.” in the third paragraph thereof with “$11.50 per share if this certificate represents a Public Warrant and $12.50 per share if this certificate represents a Private Placement Warrant.”
2.	Miscellaneous Provisions.
a)	Effectiveness of Amendment. Each of the parties hereto acknowledges and agrees that this Amendment shall be terminated and shall be null and void if the Transfer Agreement is terminated.
b)	Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their permitted respective successors and assigns.
c)	Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
d)	Applicable Law. The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.
e)	Counterparts. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
f)	Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.
g)	Entire Agreement. The Warrant Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AR CAPITAL ACQUISITION CORP.

By:	Name: Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	Name: Title:

PROXY

AR CAPITAL ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
OCTOBER 6, 2016

The undersigned hereby appoints Nicholas Radesca, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of AR Capital Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on September 20, 2016, at the Special Meeting of Stockholders to be held at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 on Thursday, October 6, 2016 at 10:00 a.m. local time, or at any adjournments or postponements thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT YOUR BROKER OR BANK ON HOW TO VOTE YOUR SHARES. IF YOU DO NOT PROVIDE SUCH INSTRUCTIONS, YOUR SHARES WILL NOT BE VOTED ON ANY OF THE PROPOSALS.

IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE

Please mark vote as indicated in this example ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6.

At the special meeting of stockholders, our stockholders will be asked to consider and vote upon the following six proposals:

Proposal 1 — Extension Amendment	FOR	AGAINST	ABSTAIN
To amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company must complete a business combination (the “Termination Date”) from October 7, 2016 (the “Current Termination Date”) to (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017 (the “Extended Termination Date” and the amendment, the “Extension Amendment”);	☐	☐	☐
Proposal 2 — Reverse Stock Split/Withdrawal Amendment	FOR	AGAINST	ABSTAIN
To amend the Company’s Charter (i) to effect a reverse stock split of its common stock, only if there are greater than 10,000,000 shares of our common stock initially sold as part of the units (the “public shares”) in the Company’s initial public offering (the “IPO”) outstanding immediately after the completion of any redemptions of public shares in connection with the Extension Amendment, using a ratio, to be established by the board of directors of the Company in its sole discretion not to exceed 1:2.4, that would reduce the total number of public shares to 10,000,000 (the “Reverse Stock Split”), and (ii) to permit the withdrawal of funds from the trust account established in connection with the IPO (the “trust account”) to pay the cash dividend described in the Trust Dividend Withdrawal Amendment below (the “Reverse Stock Split/Withdrawal Amendment”);
Proposal 3 — Name Change Amendment	FOR	AGAINST	ABSTAIN
To amend the Company’s Charter to change the Company’s name from “AR Capital Acquisition Corp.” to “Axar Acquisition Corp.” (the “Name Change Amendment”);
Proposal 4 — Trust Extension Amendment	FOR	AGAINST	ABSTAIN
To amend the Investment Management Trust Agreement, dated as of October 1, 2014 (the “trust agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), to extend the date on which the trustee must commence liquidation of the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal of funds from the trust account to pay holders of public shares (“public stockholders”) who properly exercise their redemption rights in connection with the Extension Amendment (the “Trust Extension Amendment”);	☐	☐	☐

Proposal 5 — Trust Dividend Withdrawal Amendment	FOR	AGAINST	ABSTAIN
To amend the trust agreement to permit the withdrawal of funds from the trust account to pay a was dividend to be declared by our board of directors on the common stock outstanding, which will be payable immediately after and only if the Reverse Stock Split is effected, in an amount per outstanding share equal to (i) the amount of cash held in the trust account in excess of $100,000,000 after giving effect to redemptions in connection with the Extension Amendment, divided by (ii) 10,000,000 (the “Trust Dividend Withdrawal Amendment”); and	☐	☐	☐
Proposal 6 — Stockholder Adjournment Proposal	FOR	AGAINST	ABSTAIN
To adjourn the special meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of stockholders, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.	☐	☐	☐
If you hold shares of the Company’s common stock issued in its initial public offering, you may exercise your redemption rights and demand that the Company redeem all or a portion of your shares of common stock for a pro rata portion of the trust account by marking the “Exercise Redemption Rights” box. If you exercise your redemption rights, then you will be exchanging your shares of the Company’s common stock for cash and will no longer own these public shares. You will only be entitled to receive cash for your shares if you follow the procedures for redemption set forth in the accompanying proxy statement.	☐ EXERCISE REDEMPTION RIGHTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated:, 2016

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

The implementation of each of the Charter and Trust Proposals is conditioned on the approval of each of the other Charter and Trust Proposals and the Warrant Amendment Proposal presented to the Company’s public warrantholders at the special meeting of public warrantholders on October 6, 2016, and, therefore, the Company’s board of directors will abandon all of the Charter and Trust Proposals unless each of the Charter and Trust Proposals are approved by stockholders and the Warrant Amendment Proposal is approved by public warrantholders. If the Warrant Amendment Proposal is not approved by the public warrantholders, the Company will not effect the Charter and Trust Proposals unless the board of directors of the Company elects to waive such condition.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

PROXY

AR CAPITAL ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF PUBLIC WARRANTHOLDERS TO BE HELD ON
OCTOBER 6, 2016

The undersigned hereby appoints Nicholas Radesca, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the Public Warrants of AR Capital Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on September 20, 2016, at the Special Meeting of Public Warrantholders to be held at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 on Thursday, October 6, 2016 at 10:00 a.m. local time, or at any adjournments or postponements thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE WARRANT AMENDMENT PROPOSAL AND “FOR” THE WARRANTHOLDER ADJOURNMENT PROPOSAL. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

IF YOUR WARRANTS ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT YOUR BROKER OR BANK ON HOW TO VOTE YOUR WARRANTS. IF YOU DO NOT PROVIDE SUCH INSTRUCTIONS, YOUR WARRANTS WILL NOT BE VOTED ON ANY OF THE PROPOSALS.

IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE

Please mark vote as indicated in this example ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Proposal 1 — Warrant Amendment Proposal	FOR	AGAINST	ABSTAIN
To approve an amendment to the Warrant Agreement, dated as of October 1, 2014, between the Company and Continental Stock Transfer & Trust Company, to provide for (i) the conversion, upon the consummation of a business combination, of all of the 12,000,000 outstanding public warrants into the right to receive $0.15 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the public warrants, and (ii) the increase in the exercise price of the warrants issued to our sponsor in a private placement concurrently with our initial public offering from $11.50 to $12.50 per share (subject to further adjustment as provided therein) (the “Warrant Amendment Proposal”);and	☐	☐	☐
Proposal 2 — Warrantholder Adjournment Proposal	FOR	AGAINST	ABSTAIN
To adjourn the special meeting of public warrantholders to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of public warrantholders, there are not sufficient votes to approve the Warrant Amendment Proposal.	☐	☐	☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated:, 2016

Warrantholder’s Signature

Warrantholder’s Signature

Signature should agree with name printed hereon. If warrants are held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED WARRANTHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE